                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                UNIVERSAL FOODS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                          UNIVERSAL FOODS CORPORATION
                           433 East Michigan Street
                          Milwaukee, Wisconsin 53202

                           Notice of Annual Meeting
                          To Be Held January 27, 2000

To the Shareholders of
Universal Foods Corporation:

   NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders ("Meeting") of Universal Foods Corporation, a Wisconsin corporation ("Company"), will be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Thursday, January 27, 2000, at 2:00 p.m., Central Standard Time, for the following purposes:

     1. To elect three directors of the Company as described in the accompanying Proxy Statement.

     2. To approve the Universal Foods Corporation 1999 Non-Employee Director Stock Option Plan to provide for the annual grant of non-statutory stock options to non-employee directors of the Company.

     3. To approve an amendment to the Directors' Deferred Compensation Plan which provides for deferral of director fees into Company stock.

     4. To approve an amendment to the Management Incentive Plan for Elected Officers to qualify the plan under Section 162(m) of the Internal Revenue Code.

     5. To ratify the appointment of Deloitte & Touche LLP, certified public accountants, as the independent auditors of the Company for fiscal 2000.

     6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on December 3, 1999, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

   We encourage you to attend the Meeting and vote your shares in person. However, whether or not you are able to attend the Meeting, please complete the enclosed proxy and return it promptly using the envelope provided so that your shares will be represented at the Meeting. You may revoke your proxy at any time before it is actually voted by notice in writing to the undersigned or by attending the Meeting and voting in person. Your attention is directed to the attached proxy statement and accompanying proxy.

                                          On Behalf of the Board of Directors

                                          John L. Hammond
                                          Secretary

Milwaukee, Wisconsin
December 17, 1999

                          UNIVERSAL FOODS CORPORATION
                           433 East Michigan Street
                          Milwaukee, Wisconsin 53202
                                (414) 271-6755

                                PROXY STATEMENT
                                      for
                        ANNUAL MEETING OF SHAREHOLDERS
                                 to be held on
                               January 27, 2000

                               ----------------

                                    GENERAL

   This proxy statement and accompanying proxy are first being furnished to the shareholders of Universal Foods Corporation, a Wisconsin corporation ("Company"), beginning on or about December 17, 1999, in connection with the solicitation by the Board of Directors of the Company ("Board") of proxies for use at the Company's 2000 Annual Meeting of Shareholders to be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Thursday, January 27, 2000, at 2:00 p.m., Central Standard Time, and at any adjournments thereof ("Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders and in this proxy statement.

   Accompanying this proxy statement are a Notice of Annual Meeting of Shareholders and a form of proxy solicited by the Board for the Meeting. The Annual Report to Shareholders, which also accompanies this proxy statement, contains financial statements for the three years ended September 30, 1999, and certain other information concerning the Company. The Annual Report and financial statements are neither a part of this proxy statement nor incorporated herein by reference.

   Only holders of record of the Company's Common Stock ("Common Stock") as of the close of business on December 3, 1999, are entitled to notice of, and to vote at, the Meeting. On that date, the Company had 50,234,023 shares of Common Stock outstanding, each of which is entitled to one vote for each proposal submitted for shareholder consideration at the Meeting.

   A proxy, in the enclosed form, which is properly executed, duly returned to the Company or its authorized representatives or agents and not revoked will be voted in accordance with the shareholder's instructions contained in the proxy. If no instructions are indicated on the proxy, the shares represented thereby will be voted as follows:

  . FOR the Board's three nominees for director;

  . FOR the approval of the Universal Foods Corporation 1999 Non-Employee
    Director Stock Option Plan to provide for the annual grant of non-statutory stock options to non-employee directors of the Company;

  . FOR the approval of an amendment to the Directors' Deferred Compensation
    Plan which provides for deferral of director fees into Common Stock;

  . FOR approval of an amendment to the Management Incentive Plan for Elected
    Officers to qualify the plan under Section 162(m) of the Internal Revenue Code;

  . FOR ratification of the Board's selection of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2000; and

  . On such other matters that may properly come before the Meeting in accordance with the best judgment of the individual proxies named in the proxy.

Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice thereof to the Secretary. Any shareholder attending the Meeting may vote in person whether or not the shareholder has previously filed a proxy. Presence at the Meeting by a shareholder who has signed a proxy does not in itself revoke the proxy. The shares represented by all properly executed proxies received prior to the Meeting will be voted as directed by the shareholders.

   The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers or employees of the Company in person, by telephone or by telegram. The Company will use the services of D.F. King & Co., Inc., New York, New York, to aid in the solicitation of proxies. Their charges will be $7,500 plus reasonable expenses. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners.

                                    ITEM 1.

                             ELECTION OF DIRECTORS

   The Board of Directors consists of eleven members divided into three classes of four, four and three directors each. One class is elected each year to serve for a term of three years.

   Three directors are to be elected at the Meeting. All of the nominees, Messrs. Bergstrom, Hickey and Manning, are currently directors of the Company and are being nominated for three-year terms expiring in 2003. The remaining eight directors will continue to serve in accordance with their previous elections.

   It is intended that the persons named as proxies in the accompanying proxy will vote FOR the election of the Board's three nominees. If any nominee should become unable to serve as a director prior to the Meeting, the shares represented by proxies otherwise voted in favor of the Board's three nominees or which do not contain any instructions will be voted FOR the election of such other person as the Board may recommend.

   Under Wisconsin law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. Therefore, any shares of Common Stock which are not voted on this matter at the Meeting (whether by abstention, broker nonvote or otherwise) will have no effect on the election of directors at the Meeting.

   Pursuant to the Company's Bylaws, written notice of other qualifying nominations by shareholders for election to the Board must have been received by the Secretary no later than December 8, 1999. As no notice of any such other nominations was received, no other nominations for election to the Board of Directors may be made by shareholders at the Meeting.

   Set forth below is certain information about the Board's nominees and the eight continuing members.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL
          NOMINEES. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING
            BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR ALL
                                   NOMINEES.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                  For Three-Year Terms Expiring January, 2003

                                                                     Year First
                                      Position with Company           Elected
             Name and Age              or Other Occupation            Director
         -------------------- -------------------------------------- ----------
         John F. Bergstrom    Chairman and Chief Executive Officer      1994
         C, E, N...........53 of Bergstrom Corporation, which owns
                              automotive dealerships and commercial
                              real estate; Director of Wisconsin
                              Energy Corporation, Wisconsin Electric
                              Co., Kimberly-Clark Corporation,
                              Midwest Express Airlines and Banta
                              Corp.

         William V. Hickey    President, Chief Operating Officer and    1997
         C, E, F...........55 Director of Sealed Air Corporation, a
                              leading global manufacturer of a
                              complementary line of protective, food
                              and specialty packaging materials and
                              systems (1)

         Kenneth P. Manning   Chairman of the Board, President and      1989
         E, S..............57 Chief Executive Officer of the
                              Company; Director of Badger Meter,
                              Inc. (2)

--------
  A--Audit Committee                        F--Finance Committee
  C--Compensation and Development Committee N--Nominating Committee
  E--Executive Committee                    S--Scientific Advisory Committee
(1) Mr. Hickey served as Executive Vice President and Chief Operating Officer of Sealed Air Corporation from 1994 to 1996 and as its Senior Vice President--Finance and Chief Financial Officer from 1991 to 1994.
(2) Mr. Manning was elected Chief Executive Officer effective October 1, 1996, and was elected Chairman effective April 30, 1997.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                          Terms Expiring January, 2001

                                                                          Year First
                                           Position with Company           Elected
               Name and Age                 or Other Occupation            Director
         ------------------------  -------------------------------------- ----------
         Michael E. Batten         Chairman of the Board and Chief           1980
         F, N ................ 59  Executive Officer of Twin Disc, Inc.,
                                   a manufacturer of transmission
                                   components; Director of Briggs &
                                   Stratton Corporation and Simpson
                                   Industries
[PHOTO OF MICHAEL E. BATTEN]

         Dr. Fergus M. Clydesdale  Professor and Head of the Department      1998
         F, S ................ 62  of Food Science at the University of
                                   Massachusetts--Amherst
[PHOTO OF DR. FERGUS M. CLYDESDALE

         James A.D. Croft          Chairman, Bartlodge, Limited since        1997
         A, C ................ 62  1998; Director of Richard Ellis
                                   Holdings Limited, Property and
                                   Investment Consultants to 1998.
[PHOTO OF JAMES A.D. CROFT]

         Essie Whitelaw            Former President and Chief Operating      1993
         C, N ................ 51  Officer of Blue Cross & Blue Shield
                                   United of Wisconsin, a comprehensive
                                   health insurer; Director of WICOR,
                                   Inc. and Compcare

[PHOTO OF ESSIE WHITELAW]
--------
  A--Audit Committee                        F--Finance Committee
  C--Compensation and Development Committee N--Nominating Committee
  E--Executive Committee                    S--Scientific Advisory Committee

            MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                         Terms Expiring January, 2002

                                                                         Year First
                                          Position with Company           Elected
               Name and Age                or Other Occupation            Director
         ------------------------ -------------------------------------- ----------
         Richard A. Abdoo         Chairman, President and Chief             1999
         A, N..................55 Executive Officer, Wisconsin Energy
                                  Corp., a supplier of electric, gas and
                                  real estate development services;
                                  Director of Marshall & Ilsley Corp.
                                  and United Wisconsin Services, Inc.

         Alberto Fernandez        Chief Executive Officer, Pyosa, S.A.      1999
         A.....................53 de C.V., a Mexican chemical company specializing in lead oxides, fine
                                  chemicals and dyes (1)

         James L. Forbes          Chairman and Chief Executive Officer      1989
         A, E, F...............67 of Badger Meter, Inc., a manufacturer and marketer of flow measurement and
                                  control products; Director of Blue
                                  Cross & Blue Shield United of
                                  Wisconsin, United Wisconsin Services,
                                  Inc. and Journal Communications, Inc.

         Dr. Carol I. Waslien     Professor and Chair, Public Health        1981
         Ghazaii                  Sciences, School of Public Health,
         F, S..................59 University of Hawaii

--------
  A--Audit Committee                        F--Finance Committee
  C--Compensation and Development           N--Nominating Committee
  Committee                                 S--Scientific Advisory Committee
  E--Executive Committee
(1) In September, 1997, the Company acquired certain assets of the food color business of Pyosa, S.A. de C.V., which is located in Monterrey, Mexico.

   Except as noted, all nominees and directors continuing in office have held their current positions or otherwise have served in their respective positions with the listed organizations for more than five years. No director, nominee for director or executive officer had any material interest, direct or indirect, in any business transaction of the Company or any subsidiary during fiscal 1999, nor does any director, nominee or executive officer have any material interest, direct or indirect, in any such proposed transaction.

   The Board of Directors met five times during fiscal 1999, and each director attended at least 75% of the meetings of the Board and the Board Committees on which he or she served that were held during the period in which he or she was a director.

Committees of The Board of Directors

   The Executive Committee of the Board of Directors, which currently consists of Messrs. Bergstrom, Forbes, Hickey and Manning, met once in fiscal 1999. This Committee has the power and authority of the Board of Directors in directing the management of the business and affairs of the Company in the intervals between Board of Directors meetings, except to the extent limited by law, and reports its actions at regular meetings of the Board.

   The Audit Committee of the Board of Directors met twice during fiscal 1999. Messrs. Abdoo, Croft, Fernandez and Forbes are the members of the Audit Committee. This Committee, among other things: (i) recommends the engagement of the independent auditors of the Company and approves their fee and the scope and timing of their audit services; (ii) reviews the adequacy and appropriateness of the Company's internal control structure and recommends improvements thereto, including management's assessment of internal controls and the internal audit function; (iii) reviews with the independent auditors their reports on the consolidated financial statements of the Company and the adequacy of the financial reporting process, including the selection of accounting policies; and (iv) reviews the adequacy and appropriateness of the various policies of the Company dealing with the principles governing performance of corporate activities. These policies, which are set forth in the Company's Code of Conduct, include antitrust compliance, conflict of interest and business ethics.

   Members of the Compensation and Development Committee of the Board of Directors, which held three meetings during fiscal 1999, include Messrs. Bergstrom, Croft, Hickey and Ms. Whitelaw. This Committee, among other things:
(i) reviews and approves all compensation programs for senior management of the Company, including salary structure, base salary and short-term and long-term incentive compensation plans, including stock options and non-qualified fringe benefit programs; (ii) prepares reports for the annual proxy statement;
(iii) reviews and approves annual changes in each elected officer's compensation including base salary and short-term and long-term incentive awards, and approves all executive employment contracts; (iv) annually recommends to the Board of Directors the election of Company officers; and (v) annually reviews the performance of the Chief Executive Officer and reviews and approves the Chief Executive Officer's management development and succession plans for the Company.

   The Finance Committee of the Board of Directors, consisting of Messrs. Batten, Forbes and Hickey and Drs. Clydesdale and Waslien Ghazaii, held two meetings during fiscal 1999. Among other things, this Committee reviews and monitors the Company's financial planning and structure to ensure conformance with the Company's requirements for growth and fiscally sound operation, and also reviews and approves: (i) the Company's annual capital budget, long-term financing plans, existing credit facilities and investments and commercial and investment banking relationships; (ii) existing insurance programs, foreign currency management and the stock repurchase program; and (iii) the financial management and administrative operation of the Company's qualified and non-qualified benefit plans.

   The Nominating Committee of the Board of Directors, which consists of Messrs. Abdoo, Batten, Bergstrom, and Ms. Whitelaw, met once during fiscal 1999. Among other functions, this Committee: (i) studies and makes recommendations concerning the composition of the Board of Directors and its committee structure and reviews the compensation of Board and Committee members; (ii) recommends persons to be nominated by the Board of

Directors for election as directors of the Company and to serve as proxies at the annual meeting of shareholders; and (iii) considers nominees recommended by shareholders. Recommendations by shareholders should be forwarded to the Secretary of the Company and should identify the nominee by name and provide detailed information concerning his or her qualifications. The Company's Bylaws require that shareholders give advance notice and furnish certain information to the Company in order to nominate a person for election as a director. See the discussion under "Future Shareholder Proposals and Nominations" on page 28.

   The Scientific Advisory Committee of the Board of Directors, which consists of Dr. Clydesdale, Dr. Waslien Ghazaii and Mr. Manning, met twice during fiscal 1999. Among other functions, this Committee: (i) reviews the Company's research and development programs with respect to the quality and scope of work undertaken; (ii) advises the Company on maintaining product leadership through technological innovation; and (iii) reports on new technological trends and regulatory developments that would significantly affect the Company and suggests possible new emphases with respect to its research programs and new business opportunities.

Director Compensation and Benefits

   Directors who are not employees of the Company received during fiscal 1999 an annual retainer of $22,000 and fees of $1,000 for each Board and Committee meeting attended in addition to reimbursable expenses for such attendance. Each Committee chairperson received an additional $1,000 annually for serving in that capacity. Effective for fiscal 2000, the annual retainer was increased to $24,000 and the fee paid to each Committee chairperson for serving in that capacity was increased to $3,500. The increase in the annual retainer, which is paid on a quarterly basis, will apply to the second, third and fourth quarters of fiscal 2000, resulting in an increase for each such quarter of approximately $667.

   The first quarterly payment of the annual retainer is paid in Common Stock pursuant to the Universal Foods Corporation Director Stock Grant Plan (the "Stock Grant Plan") as approved by the shareholders on January 23, 1992. Under the Stock Grant Plan, each non-employee director automatically receives an award of Common Stock on October 1 of each year. The award consists of a number of shares of Common Stock determined by dividing the value of the award by the per share closing price of the Common Stock on the New York Stock Exchange on October 1. The shares may not be sold or otherwise transferred for a period of six months after the grant date, except in the event of death or disability. The value of the award was $5,500 for fiscal 1999 and was paid on October 1, 1998, as follows: 267 shares of Common Stock were awarded to each of the following current non-employee directors: Messrs. Batten, Bergstrom, Croft, Forbes and Hickey, Ms. Whitelaw, and Drs. Clydesdale and Waslien Ghazaii. Such shares were transferred from the Company's treasury stock. If the amendment to the Directors' Deferred Compensation Plan, as discussed below and under Item 3 on page 22, is approved, the Stock Grant Plan will be discontinued effective after the first quarter grant for fiscal 2000, which was paid on October 1, 1999.

   The Company has an unfunded retirement plan for non-employee directors who have at least three years (one full term) of service with the Company as a director. The plan provides a benefit equal to the annual retainer fee for directors in effect at the time of the director's departure from the Board. This benefit, payable only during the lifetime of the participant, continues for a period equal to the amount of time the individual was an active director. During the benefit period, the participant must be available to the Chairman of the Board for consultation.

   The Company has a Directors' Deferred Compensation Plan available to any director who is entitled to compensation as a Board member. Under this plan, the maximum amount that is eligible to be deferred is the total of all fees paid to the director by reason of his or her membership on the Board or any Committee thereof other than the portion of the annual retainer paid in Common Stock. The fees deferred are credited to individual deferred compensation accounts which bear interest at the rate of 8.0%. The amounts deferred pursuant to this plan will be paid either: (i) in a lump sum on January 31 of the calendar year following the year in which the director ceases to be a director or on January 31 of any calendar year thereafter; or (ii) in five equal consecutive annual installments commencing on January 31 of the first calendar year after the director ceases to serve as a director. In the event of death, the balance in a director's account will be paid in a lump sum to a designated beneficiary or to the director's estate. In Item 3 on page 22 it is proposed that the Directors' Deferred Compensation Plan be amended to allow directors participating in the Directors' Deferred Compensation Plan to defer all or part of their director fees and to provide for deferral in cash or Common Stock.

                            PRINCIPAL SHAREHOLDERS

Management

   The following table sets forth certain information as of November 30, 1999, regarding the beneficial ownership of Common Stock by each of the executive officers of the Company who is named in the Summary Compensation Table on page 12 ("named executive officers"), each director and nominee, and all of the directors and executive officers of the Company as a group. Except as otherwise indicated, all shares listed are owned with sole voting and investment power.

                                                                   Amount and
                                                                    Nature of
                                                                   Beneficial
                                                                  Ownership and
                                                                   Percent of
      Name of Beneficial Owner                                    Class (1)(2)
      ------------------------                                    -------------
      Richard A. Abdoo...........................................         459
      Michael E. Batten..........................................       4,108
      John F. Bergstrom..........................................       3,790
      Dr. Fergus M. Clydesdale...................................       2,926
      James A.D. Croft...........................................       1,596
      Michael DuBois.............................................      10,047
      Alberto Fernandez..........................................         259
      James L. Forbes............................................       3,658
      Michael Fung...............................................     159,433
      Dr. Carol I. Waslien Ghazaii...............................       1,668
      William V. Hickey..........................................       2,796
      Richard F. Hobbs...........................................     188,628
      Kenneth P. Manning.........................................     548,940
      R. Steven Martin...........................................     104,832
      Essie Whitelaw.............................................       2,080
      All directors and executive officers as a group (26
       persons)..................................................   1,839,547

--------
(1) Except for Mr. Manning, who beneficially owns 1.08% of the Company's Common Stock, no director or named executive officer beneficially owns 1% or more of the Company's Common Stock. The beneficial ownership of all directors and executive officers as a group represents 3.56% of the outstanding Common Stock. In each case this percentage is based upon 50,266,523 shares of Common Stock outstanding as of November 30, 1999, and the assumed exercise of that number of options which are included in the total number of shares shown (see Note (2), below).
(2) Includes the following shares subject to stock options which are currently exercisable or exercisable within 60 days of November 30, 1999: Mr. DuBois--7,666 shares; Mr. Fung--117,332 shares; Mr. Hobbs--135,132 shares; Mr. Manning--423,999 shares; Mr. Martin--77,541 shares; and all directors and executive officers as a group--1,409,796 shares.

Other Beneficial Owners

   The following table sets forth information regarding beneficial ownership by those persons whom the Company believes to be beneficial owners of more than 5% of the Common Stock of the Company as of

November 30, 1999, based solely on review of filings made with the Securities and Exchange Commission (except as noted in (4) below).

                                                                         Percent
                                                              Amount and   of
                                                              Nature of   Class
      Name and Address of Beneficial Owner                    Ownership    (1)
      ------------------------------------                    ---------- -------
      Morgan Stanley Dean Witter & Co. (2)................... 6,135,995  12.21%
      Principal Mutual Life Ins. Co. (3)..................... 3,285,800   6.54%
      Fidelity Management Trust Company (4).................. 3,489,433   6.94%

--------
(1) All percentages are based on 50,266,523 shares of Common Stock outstanding as of November 30, 1999.
(2) Morgan Stanley Dean Witter & Co., 1585 Broadway, New York, New York 10036 ("Morgan Stanley") and its subsidiary, Miller Anderson & Sherrerd, LLP, 1 Tower Bridge, Suite 1100, West Conshohocken, PA 19428 ("Miller Anderson"), filed a joint Schedule 13G/A on February 5, 1999, which reported that Morgan Stanley held shared voting power with respect to 5,239,955 shares and shared dispositive power with respect to 6,135,995 shares, including 2,482,700 and 2,893,720 shares with respect to which Miller Anderson reported shared voting power and shared dispositive power, respectively. According to the Schedule 13G/A, Morgan Stanley and Miller Anderson are investment advisors registered under Section 203 of the Investment Advisors Act of 1940.
(3) Invista Capital Management, 699 Walnut, 1500 Hub Tower, Des Moines, IA 50309 ("Invista"), filed a Schedule 13G/A on February 16, 1999, which reported on behalf of its parent holding company, Principal Mutual Life Ins. Co., 711 High Street, Des Moines, IA 50392-0088 ("Principal"), that Principal held shared voting power and shared dispositive power with respect to 3,285,800 shares. According to the Schedule 13G/A, Invista is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940.
(4) Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109 ("Fidelity") is the Trustee of the Universal Foods Retirement Employee Stock Ownership Plan ("ESOP"), which holds 2,195,446 shares, or 4.37% of the number of shares outstanding at November 30, 1999, and is also Trustee of the Universal Foods Corporation Savings Plan ("Savings Plan") which holds 1,293,987 shares, or 2.57% of the number of shares outstanding at November 30, 1999. Fidelity has advised the Company that it disclaims beneficial ownership of the ESOP and Savings Plan shares.

                 COMPENSATION AND DEVELOPMENT COMMITTEE REPORT

 Introduction

   This report describes the Company's executive compensation programs and the basis on which fiscal year 1999 compensation was determined with respect to the executive officers of the Company. The Committee is composed entirely of independent non-employee directors and met three times during fiscal 1999. A more complete description of the Committee functions is set forth under the heading "Committees of the Board of Directors" on page 6.

 Compensation Policy and Objectives

   The Company has developed an overall compensation policy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified financial goals ("Program"). The overall objectives of the Program are to attract and retain the best possible executive talent, to motivate these executives to achieve the Company's business strategy, to link executive and shareholder interests through equity-based plans and to provide a program that recognizes individual contributions and achievement.

   Each year the Committee conducts a review of the Program. This review includes a meeting with an independent compensation consultant assessing the effectiveness of the Program and comparing it to a group of public corporations that represent the Company's competition for executive talent. The Committee approves the selection of comparator companies used for this analysis. The Committee determines the compensation for the 16 elected officers including the five most highly compensated Company executives. In reviewing individual performance, the Committee takes into account the recommendations of Mr. Manning. Key elements of the Company's Program are base salary, short-term (annual) incentives and long-term incentives.

 Base Salaries

   Base salaries are initially determined by evaluating the responsibilities of the position, the experience of the individual and the competitive marketplace for executive talent, including a comparison with base salaries for comparator positions at other companies. The base salary levels of the Company's executives are targeted at the 50th percentile of the range of base pay levels of similarly positioned executives in other companies. Base pay levels are determined using regression analysis because of the difference in size between the comparator companies and the Company. The Committee annually reviews each executive's base salary. Adjustments are determined by evaluating the financial performance of the Company, the performance of each executive officer against job specifications, any new responsibilities and average percentage pay increases provided by the comparator companies for similar positions. In the case of executive officers with responsibility for a particular business unit, such unit's financial results are also considered.

   As reflected in the Summary Compensation Table on page 12, Mr. Manning's base salary was increased in fiscal 1999 by $60,000 (12%). In determining Mr. Manning's base salary, the Committee weighed the aforementioned criteria equally.

 Annual Bonuses

   The Management Incentive Plans for elected officers ("Annual Plans") promote the Company's pay-for-performance policy by providing annual cash payments to executives based upon achieving overall Company or divisional financial goals. The Annual Plans are subject to a target of 45% to 85% of fiscal base salary depending on a participant's position in the Company. The award is based on the achievement of a targeted Earnings Per Share level, and in certain cases division sales operating profit, for the fiscal year, with 100% of the target award being paid upon achieving the targeted level. Performance in excess of the targeted level allows for a payment of up to 150% of the target award. Target bonus award levels approximate the 50th percentile (adjusted for company size) of comparator companies' practices for each executive position. For performance exceeding the targeted levels, the bonus opportunities are tied to 75th percentile practices among comparator companies. In fiscal 1999, Mr. Manning's bonus opportunity was 85% of his base salary. As reflected in the Summary Compensation Table, his bonus award under the Annual Plan was $600,831 or approximately 107.1% of his base salary. The Company's Earnings Per Share level for fiscal 1999 exceeded the targeted level.

 Stock Awards and Long-Term Incentives

   Under the Company's 1994 Employee Stock Plan and 1998 Stock Option Plan, which were approved by the shareholders, restricted stock or stock options may be granted to the Company's executive officers and other key employees. The Committee makes annual decisions regarding appropriate stock-based grants for each executive based on the following equally weighted factors. The Committee considers the Company's financial performance, executives' levels of responsibilities and predicted award values at the 50-75th percentile of long-term incentive compensation practices for similar positions at other companies. These factors determine the amount which may be represented by the determined grant value of options and restricted stock. Generally, restricted stock is only awarded to recognize a significant contribution to the Company's performance. Restricted stock vests in five years. All outstanding options have an exercise price equal to the market price on the date of grant and vest in increments of one-third of the total grant on each of the first, second and third anniversaries of the date of grant. This compensation approach is designed to provide incentive to create shareholder value over the long-term, since the full benefit of the compensation cannot be realized unless stock price appreciation occurs over a number of years. In fiscal 1999, Mr. Manning received options to purchase 75,000 shares at their fair market value on the date of grant and received 15,000 shares of restricted stock. Messrs. DuBois, Fung, Hobbs and Martin received options to purchase 25,000, 37,500, 37,500 and 30,000 shares, respectively, and 2,000, 7,000,
5,000 and 4,000 shares of restricted stock, respectively.

 Code Section 162(m)

   Section 162(m) of the Internal Revenue Code limits the Company's income tax deduction for compensation paid in any taxable year to certain executive officers to $1,000,000 per individual, subject to several exceptions. The Committee intends to continue to grant awards under the 1998 Stock Option Plan that are designed to qualify for the performance-based compensation exception. However, the Committee may grant such awards and the Company may enter into compensation arrangements from time to time, which do not qualify for deductibility under Section 162(m).

   Compensation and Development Committee

    John F. Bergstrom, Chairperson
    James A.D. Croft
    William V. Hickey
    Essie Whitelaw

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth information on the compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers (collectively, the "named executive officers") of the Company as of September 30, 1999.

                               Annual Compensation        Long-term
                                       (1)              Compensation
                               -------------------- ---------------------
                                                    Restricted Securities
                                                      Stock    Underlying  All Other
Name and Principal             Base Salary  Bonus   Awards ($)  Options   Compensation
Position                  Year     ($)     ($) (2)     (3)      (#) (4)     ($) (5)
------------------        ---- ----------- -------- ---------- ---------- ------------
Kenneth P. Manning....... 1999  $561,000   $600,831  $332,812    75,000     $111,458
  Chairman, President and 1998   501,000    532,313   323,436    73,000       84,505
  Chief Executive Officer 1997   431,000    322,776   120,563    76,000       68,140

Michael Fung............. 1999   306,000    250,614   155,312    37,500       53,756
  Vice President and      1998   285,000    231,563   107,813    32,000       43,620
  Chief Financial Officer 1997   264,000    151,193    80,375    40,000       37,013

R. Steven Martin......... 1999   265,000    217,035    88,750    30,000       43,481
  Vice President and      1998   209,000    169,813   107,813    32,000       31,753
  Group Executive         1997   165,478    108,531    80,375    40,000       23,973

Richard F. Hobbs......... 1999   250,000    204,750   110,937    37,500       44,191
  Vice President--
   Administration         1998   215,000    174,688   107,813    29,000       33,530
                          1997   195,000    103,077    80,375    34,000       29,160

Michael DuBois (6)....... 1999   242,500    178,950    44,375    25,000       31,199
  President--Flavor       1998   122,915     69,490       --     23,000       19,584
                          1997       --         --        --        --           --

--------
(1) Includes amounts deferred at the election of the named executive officer under the Company's Executive Income Deferral Plan (see "Employment Agreements and Other Arrangements") on page 14.
(2) Consists of awards under the Company's Management Incentive Plans.
(3) The amounts in the table reflect the market value on the date of award of restricted shares of Common Stock ("Restricted Stock"). Total number and value of shares of Restricted Stock held as of September 30, 1999 (based on the $22.9375 per share closing price of the Common Stock on September 30, 1999) for each named executive officer are: Kenneth P. Manning--40,000 shares/$917,500; Michael Fung--18,000 shares/$412,875; R. Steven Martin-- 13,000 shares/$298,187; Richard F. Hobbs--15,000 shares/$344,062 and
    Michael DuBois--2,000 shares/$45,875. Dividends are paid on Restricted Stock when paid on Common Stock.
(4) Awards for 1997 have been restated to reflect the Company's May 6, 1998 two-for-one stock split.
(5) Consists of Company contributions under certain benefit plans and other arrangements for the five named executive officers. These contributions are set forth in the following table. The Company's Retirement Employee Stock Ownership Plan ("ESOP") and Savings Plan are tax-qualified plans which are subject to government imposed annual limitations ($30,000 per year for fiscal 1999) on contributions. The Company's Supplemental Benefits Plan, a non-tax-qualified plan, replaces benefits which cannot be provided by the tax-qualified ESOP and Savings Plan because of these annual limitations. The amounts shown in the table below as contributed to the ESOP and Savings Plan which exceed the applicable annual limits were contributed to the Supplemental Benefits Plan. At the time the ESOP and Savings Plan were adopted to replace the Company's former defined benefit pension plan, the Transition Retirement Plan, also a tax-qualified plan, was adopted to assure that affected employees would receive approximately the same level of benefits through normal retirement age that they would have received under the former defined benefit pension plan.

   The named executive officers do not participate in the Transition Retirement Plan but a benefit equivalent to what they would have received thereunder is contributed to the Supplemental Benefits Plan.

                                                                              Transition Plan
                                     ESOP                Savings Plan        Benefit Equivalent
                            ----------------------- ----------------------- --------------------
                             1999    1998    1997    1999    1998    1997    1999   1998   1997
                            ------- ------- ------- ------- ------- ------- ------ ------ ------
   Mr. Manning............. $65,599 $49,427 $39,608 $43,732 $32,951 $26,405 $2,127 $2,127 $2,127
   Mr. Fung................  32,253  26,172  22,208  21,502  17,448  14,805    --     --     --
   Mr. Martin..............  26,089  19,052  14,383  17,392  12,701   9,589    --     --     --
   Mr. Hobbs...............  25,481  19,085  16,463  16,987  12,723  10,975  1,722  1,722  1,722
   Mr. DuBois..............  18,719   5,875     --   12,480   3,917     --     --     --     --

(6)Mr. DuBois was first employed by the Company in May of 1998.

Stock Options

   The following table sets forth information concerning the grant of stock options under the Company's 1998 Stock Option Plan during fiscal 1999 to the named executive officers.

                                    Percentage                          Potential Realizable Value
                         Number of   of Total                           at Assumed Annual Rates of
                         Securities  Options                             Stock Price Appreciation
                         Underlying Granted to                           for Ten-Year Option Term
                          Options   Employees   Exercise or                         (3)
                          Granted   in Fiscal   Base Price   Expiration ---------------------------
Name                         (#) (1)   1999    ($/share) (2)    Date         5%            10%
----                     ---------- ---------- ------------- ---------- ------------ --------------
Kenneth P. Manning......   75,000      11.3%     $22.1875    9/14/2009    $1,046,520     $2,652,087
Michael Fung............   37,500       5.6%      22.1875    9/14/2009       523,260      1,326,044
R. Steven Martin........   30,000       4.5%      22.1875    9/14/2009       418,608      1,060,835
Richard F. Hobbs........   37,500       5.6%      22.1875    9/14/2009       523,260      1,326,044
Michael DuBois..........   25,000       3.8%      22.1875    9/14/2009       348,840        884,029
All Shareholders (4)....      --        --            --           --   $702,425,805 $1,780,084,903

--------
(1) The options reflected in the table were granted on September 14, 1999, under the Company's 1998 Stock Option Plan (the "1998 Plan") and include both incentive stock options under Section 422 of the Internal Revenue Code and nonstatutory stock options. The exercise price of each option granted was equal to 100% of the fair market value of the Common Stock on the date of grant. The options granted vest in increments of one-third of the total grant on each of the first, second and third anniversaries of the grant date. The options are subject to early vesting in the event of the individual's death, disability or retirement. Upon a "Change of Control" of the Company (as defined in the 1998 Plan), all options then outstanding will become immediately exercisable in full.
(2) The exercise price of options may be paid in cash or its equivalent, by delivering previously issued shares of Common Stock, or any combination thereof, or by electing to have the Company withhold shares of Common Stock issuable upon exercise with a fair market value equal to the exercise price.
(3) The option values presented were calculated based on a per-share price of $22.1875 on the date of grant at assumed 5% and 10% annualized rates of appreciation for the term of the grant. The actual value, if any, that an individual may realize upon exercise will depend on the excess of the market price of the Common Stock over the option exercise price on the date the option is exercised. There is no assurance that the actual value realized by an individual upon the exercise of an option will be at or near the value estimated under the model described above.
(4) The potential realizable value for "All Shareholders" is determined on the assumption that the price of the Company's Common Stock appreciated over the term of the options from the $22.1875 per share market price as of the date of grant at an annualized rate: (i) of 5% (which would result in a value on September 14, 2009, of $36.141 per share); and (ii) 10% (which would result in a value on September 14, 2009, of $57.549 per share). The "All Shareholders" information is calculated based on 50,340,115 shares of the Company's Common Stock outstanding as of September 30, 1999. Thus, for comparative purposes, the total value of such Common Stock as of September 14, 1999, the date on which the options were granted, would be $1,116,921,302.

Aggregate Option Exercises in Fiscal 1999 And Fiscal Year-End Option Values

   The following table sets forth information regarding the exercise of stock options by each of the named executive officers during fiscal 1999 and the fiscal year-end value of unexercised stock options held by such officers.

                                             Number of Securities
                                            Underlying Unexercised     Value of Unexercised
                          Shares               Options at End of      In-the-Money Options at
                         Acquired                 Fiscal 1999         End of Fiscal 1999 (1)
                            on     Value              (#)                       ($)
                         Exercise Realized ------------------------- -------------------------
Name                       (#)      ($)    Exercisable Unexercisable Exercisable Unexercisable
----                     -------- -------- ----------- ------------- ----------- -------------
Kenneth P. Manning......     200  $   800    423,999      149,001    $2,548,962    $195,209
Michael Fung............   4,000   16,500    117,332       72,168       652,371      95,377
R. Steven Martin........     --       --      99,732       64,668       532,833      89,752
Richard F. Hobbs........  18,000  109,625    135,132       68,168       760,596      86,940
Michael DuBois..........     --       --       7,666       40,334        10,541      39,834

--------
(1) The dollar values were calculated by determining the difference between the fair market value of the underlying shares of Common Stock and the various applicable exercise prices of the named executive officers' outstanding "in-the-money" options at the end of fiscal 1999. At the end of fiscal 1999, all options previously granted to the named executive officers were "in-the-money," which means that their exercise price was below fair market value. As provided by the Company's 1990 Employee Stock Plan, 1994 Employee Stock Plan and the 1998 Plan, the fair market value of the underlying shares of Common Stock on any date is equal to the price of the Company's Common Stock as reported on the New York Stock Exchange. On September 30, 1999, the closing price of the Common Stock as reported on the New York Stock Exchange was $22.9375 per share.

Employment Agreements and Other Arrangements

   Employment Agreement. The Company has an employment contract with Mr. Manning dated November 11, 1999. The term of the agreement is for three years, which is automatically extended annually for additional one-year periods, except that in no event will the term of his employment extend beyond the calendar month in which his 65th birthday occurs or he becomes disabled or dies. During this employment period, the agreement provides for the payment of base salary (subject to annual adjustment), plus bonus and customary fringe benefits. The agreement can be terminated by the Board of Directors with or without cause. If terminated without cause by the Board or for good reason by Mr. Manning (as defined therein), certain termination benefits are payable to Mr. Manning in an amount equal to three times the sum of his base salary then in effect and his target bonus for the fiscal year in which such termination occurred. Mr. Manning would also continue to receive certain fringe benefits for three years. In the event of a change of control of the Company, Mr. Manning's employment contract would be superseded by a Change of Control Employment and Severance Agreement as described below, except that he would be entitled to retain certain retirement and disability benefits under his employment contract.

   Change of Control Employment and Severance Agreements. The Company also has Change of Control Employment and Severance Agreements with 16 executive officers (including the named executive officers) who are part of the executive officer group. Each of these agreements provides that in the event of a "Change of Control," as defined in the respective agreement, the Company will continue to employ the executive for a period of three years following the date of such Change of Control. During this employment period, the executive will receive as compensation a base salary, subject to annual adjustment, bonus awards in accordance with past practice and all other customary fringe benefits in effect as of the date of the Change of Control. The agreements can be terminated upon 30 days' notice by the Company in the event of the executive's disability. The agreements can also be terminated by the Company for "cause" and by the executive for "good reason." If terminated by the Company other than for cause or disability, or by the executive for good reason, the Company will pay the executive an amount equal to the sum of
(i) accrued unpaid deferred compensation and vacation pay and (ii) three times the executive's base salary plus the highest annual bonus for the last three fiscal years. The executive will also be entitled to coverage under existing benefit plans for three years and a payment equal to the vested amounts plus a payment equal to three additional years of employer contributions under the Savings Plan, ESOP, and Supplemental Benefits Plan (including the Transition Plan benefit equivalent described in footnote (5) to the Summary Compensation Table on page 12). The Savings Plan, ESOP and Supplemental Benefits Plan provide for full vesting of all accounts upon the occurrence of a Change of Control. In addition, payments under the Company's Supplemental Executive Retirement Plan, described below ("SERP"), are calculated based on an adjusted final salary reflecting three additional years of salary increases consistent with past practice. If terminated for cause, the Company will pay the executive his annual base salary through termination. If the executive's employment is terminated by reason of death or disability, the Company will pay certain accrued obligations and other customary death or disability benefits. In all cases, the Company will pay any excise taxes assessed against any payments made to the executive.

   SERP. The SERP provides a non-qualified supplemental executive retirement benefit for selected officers and key employees. Generally, participants contribute to the plan, in each year until death or retirement, an amount equivalent to a term insurance premium applicable to a life insurance benefit of three times the participant's base salary in effect on the date of acceptance into the plan, unless all amounts were previously paid under a predecessor plan. A pre-retirement survivor income benefit equal to 20%, 25% or 30% of base salary payable for 15 or 20 years is available to designated beneficiaries if the participant dies prior to retirement. At the time of retirement, the participant may continue the survivor income benefit or elect to receive a supplemental retirement income benefit equal to 20%, 25% or 30% of base salary for 15 or 20 years or an actuarially equivalent joint and survivor benefit. The benefit obligations under the SERP are funded under Rabbi Trust B described below under "Funding Arrangements." The named executive officers participate in the SERP. Under their respective agreements under the SERP, each of the named executive officers is entitled to 20 years of benefits, and the applicable percentages of pre-retirement survivor income benefits and supplemental retirement income benefits for the named executive officers are 30% for Messrs. Manning, Fung and Hobbs and 25% for the other named executive officers.

   Executive Income Deferral Plan. Under the Executive Income Deferral Plan, executives of the Company (including the named executive officers) are entitled to defer up to 25% of their annual salary. Amounts deferred earn interest at a Company-guaranteed annual minimum rate and are payable upon retirement over a 15 year period, unless the executive elects to receive an actuarially equivalent joint and survivor benefit, reduced by up to 20% depending upon the executive's age at retirement. The Company's obligations under the Executive Income Deferral Plan are also funded by Rabbi Trust B.

   Funding Arrangements. The Company has established three so-called "Rabbi Trusts" by entering into trust agreements with a trustee to assure the satisfaction of the obligations of the Company under various plans and agreements to make deferred and other payments to certain of its past, present and future executives and directors, including the named executive officers. Rabbi Trust A requires the Company to deposit assets into ("fund") the Trust in the event of a "Change of Control" (as defined therein) in an amount sufficient to satisfy the Company's obligations to Mr. Manning, the other named executive officers, and other executive officers under the Change of Control Employment and Severance Agreements with those individuals (except to the extent that those obligations consist of benefits covered by Rabbi Trust
B). Rabbi Trust A is currently not funded except with a nominal amount of assets, and is currently revocable but will become irrevocable once it is funded. The Board may elect to fund Rabbi Trust A in whole or in part prior to the occurrence of a Change of Control. Rabbi Trust B was created to fund the Company's obligations under various employee benefit plans, including three plans in which the named executive officers participate: the SERP, the Supplemental Benefits Plan, and the Executive Income Deferral Plan. The Company makes annual contributions to Rabbi Trust B and it currently holds approximately $13.0 million of assets. Rabbi Trust B is irrevocable. Rabbi Trust C was created to assure that payments to non-employee directors under the director retirement and Deferred Compensation plans described on page 7 under "Director Compensation and Benefits" will not be improperly withheld. Rabbi Trust C is currently funded with a nominal amount, and is also funded from time to time as payouts are made under these plans, although the Board may elect to fund it at any time. Rabbi Trust C is irrevocable. Each of the Rabbi

Trusts will terminate upon the earlier of the exhaustion of the trust corpus or the final payment to the directors or executives pursuant to the respective plans and agreements covered thereby, and any remaining assets will be paid to the Company.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file initial reports of beneficial ownership (on Form 3) and reports of changes in beneficial ownership (on either Form 4 or Form 5) with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. SEC regulations require officers and directors to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, and upon certifications from reporting persons who did not file year-end reports on Form 5 that no such reports were required, the Company believes that during the fiscal year ended September 30, 1999, all its officers and directors complied with Section 16(a) filing requirements.

                           COMPANY STOCK PERFORMANCE

   The following graph compares the cumulative annual change since September 30, 1994 of the total shareholder return on the Common Stock with: (i) the total return on the Standard & Poor's 500 Food Index (the "S&P Food Index"); and (ii) the total return on the Standard & Poor's 500 Composite Index (the "S&P Composite Index"), assuming that $100 was invested in each of the Common Stock, the stocks comprising the S&P Food Index and the stocks comprising the S&P Composite Index on September 30, 1994 and assuming that all dividends were reinvested at the end of the month in which they were paid.

                     Comparison Of Five-Year Total Return
  Among Universal Foods Corporation, the S&P Food Index and the S&P Composite
                                     Index

[LINE GRAPH]

                                                          September 30,
                                                  -----------------------------
                                                  1994 1995 1996 1997 1998 1999
                                                  ---- ---- ---- ---- ---- ----
      Universal Foods Corporation................ $100 $121 $117 $149 $158 $178
      S&P Food Index.............................  100  121  146  191  199  187
      S&P Composite Index........................  100  126  149  205  220  277

                                    ITEM 2.

                                  APPROVAL OF
                 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

   The following summary of the Company's 1999 Non-Employee Director Stock Option Plan (the "Director Option Plan") is qualified in its entirety by reference to the full text of the Director Option Plan which is attached to this Proxy Statement as Appendix A. Capitalized terms used in this summary are defined in the Director Option Plan.

General

   The purpose of the Director Option Plan is to advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the Company by Non-Employee Directors, and by enabling the Company to attract and retain the services of directors upon whose judgment, interest and special effort the successful conduct of its operations largely depends.

   The Director Option Plan authorizes the granting of non-statutory options to purchase shares of Common Stock ("Options") to Non-Employee Directors.

Available Shares

   Up to 250,000 shares of Common Stock will be initially available for Awards under the Director Option Plan. The aggregate number of shares of Common Stock reserved and available for issuance is subject to adjustment in the event of any stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change which affects the total number of shares outstanding.

Administration

   The Director Option Plan is administered by the Nominating Committee of the Board of Directors ("Committee"). The Committee must consist of not less than two directors who are appointed by the Board. Among other functions, the Committee has the authority to establish rules for the administration of and to interpret and implement the Director Option Plan. However, the Committee has no discretion to determine the Participants to whom Awards will be granted, to determine the number of shares covered by such Awards, or to set the terms and conditions of Awards relating to vesting, exercise or expiration of Awards. In the discretion of the Committee, the terms of Awards (except as noted in the previous sentences) may differ from Participant to Participant. Subject to the express terms of the Director Option Plan, determinations and interpretations with respect thereto will be in the sole discretion of the Committee, whose determinations and interpretations will be binding on all parties.

Eligibility

   Participants in the Director Option Plan shall include each member of the Board who is a Non-Employee Director at the time Options are granted pursuant to this plan. The term "Non-Employee Director" is defined in the Director Option Plan with reference to Rule 16b-3 of the Exchange Act, and generally includes directors that are neither officers nor employees of the Company and are not involved in certain business or professional relationships with the Company. As of the date of this Proxy Statement, all of the Directors of the Company, other than Mr. Manning, are "Non-Employee Directors" under this definition.

Effective Date

   The Director Option Plan will become effective on the date it is approved by the shareholders of the Company, which is expected to occur on the date of the Meeting, January 27, 2000.

Stock Options

   Options granted under the Director Option Plan may only be non-statutory stock options (i.e., options which do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code).

   Formula for Determining Number of Options to be Granted. Under the Director Option Plan, each Non-Employee Director who is a member of the Board immediately following the Company's annual meeting of shareholders in January of each year will be granted 2,000 Options on February 1 of that year (beginning on February 1, 2000).

   Exercise Price. The exercise price per share of Options granted under the Director Option Plan will be the Fair Market Value of a share of Common Stock on the date of grant. There will be no consideration received by the Company from a Participant in exchange for the original grant of an Option.

   Term. Each Option will expire on the 10th anniversary of the date of its grant.

   When Exercisable. Options will vest and become exercisable in three equal annual installments beginning on the first anniversary of the date granted and will remain exercisable until they expire as set forth above under "Term." Except as set forth below under "Forfeiture," upon cessation of a Participant's service as a Director, any Option which was not exercisable immediately prior to such termination will become immediately exercisable and will remain exercisable for a period of three years after such termination (subject to the 10-year limitation on the term of any Option).

   Manner of Exercise. Options may be exercised by payment as follows:

     (a) in cash or its equivalent, including, in the discretion of the Committee, a promissory note issued to the Company by the Participant (any such note must: (i) be secured by the Common Stock issued; (ii) be for a term of not more than 10 years; (iii) bear interest at a rate of not less than the prime rate (as determined by the Committee) in effect on the date the note is issued; and (iv) require at least annual payments of principal and interest; the note may contain such other terms and conditions as the Committee determines);

     (b) tendering shares of Common Stock having a Fair Market Value at the time of exercise equal to the total Option price;

     (c) by any combination of (a) and (b), above; or

     (d) by electing to have the Company withhold from the shares of Common Stock otherwise issuable upon exercise of the Option that number of shares of Common Stock having a Fair Market Value at the time of exercise plus cash for any fractional share amounts, equal to the total Option price.

   Adjustment of Outstanding Awards. In the event of any stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change which affects the total number of shares outstanding, the Committee shall make an appropriate adjustment to change the number of options or the stated option price, or both, under each outstanding Award.

   Transferability. The Committee may, in its discretion, permit Options to be transferable by the Participant: (i) to the Participant's spouse, or natural or adoptive children or grandchildren ("Immediate Family Members"); (ii) to a trust or trusts for the exclusive benefit of one or more Immediate Family Members; or (iii) to a partnership in which all partners are Immediate Family Members; provided, that there may be no consideration for any such transfer and the transferee shall be expressly prohibited from any further transfer of such Options other than by will or pursuant to the laws of descent and distribution. Unless expressly so permitted, no Option may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or pursuant to the laws of descent and distribution, and all Options granted to a Participant shall be exercisable during his lifetime only by such Participant.

   Forfeiture. If a Participant's cessation of service is due to his or her removal from the Board in accordance with the procedures set forth under the Wisconsin Business Corporation Law or the Company's Bylaws, all of his or her exercisable Options will remain exercisable for three months following such termination (subject to the 10-year limitation on the term of any Option), and all of his or her unexercisable Options will be immediately forfeited.

   Change of Control. In the event of a "Change of Control" (as defined; see "Change of Control," below), each outstanding Option shall immediately become exercisable (regardless of whether the Option was previously exercisable). Each Participant holding Options shall have the right, within 60 days after the Change of Control, to receive, in exchange for the surrender of an Option or portion thereof, an amount of cash equal to the highest of: (i) the difference between the Fair Market Value of the Common Stock covered by the Option on the date of the Change in Control and the Option exercise price;
(ii) the difference between the Fair Market Value of the Common Stock covered by the Option on the date of surrender and the Option exercise price; or (iii) the difference between the highest price per share of Common Stock paid in the transaction giving rise to the Change of Control and the Option exercise price multiplied by the number of shares of stock covered by the Option.

Change of Control Defined

   A "Change of Control" of the Company means:

     (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
  (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section; or

     (ii) individuals who, as of November 11, 1999, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to November 11, 1999 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (iii) consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or

     (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Amendment, Modification and Termination

   The Board may at any time amend, alter, suspend, discontinue or terminate the Director Option Plan (subject to shareholder approval if required by or deemed by the Board to be desirable under applicable law, regulation, or exchange listing requirement). Termination of the Director Option Plan shall not: (i) affect the rights of Participants with respect to Awards previously granted to them; (ii) amend the terms of the Director Option Plan regarding who may participate and the amount, price and timing of the Options to be issued more than once every six months, other than to comport with changes in the Internal Revenue Code or the Employees Retirement Income Securities Act (ERISA); or (iii) cause the Director Option Plan not to qualify for exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3 of the Exchange Act, or any successor rule, and all unexpired Awards shall continue in force and effect after termination of the Director Option Plan except as they may lapse or be terminated by their own terms and conditions.

Certain Federal Income Tax Consequences

   The grant of a stock option under the Director Option Plan will create no income tax consequences to the Participant or the Company. A Participant who is granted a non-statutory Option will generally recognize ordinary income at the time of exercise of the Option in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the Participant. A subsequent disposition of the Common Stock by the Participant will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis. This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for the required holding period under the Internal Revenue Code.

   Certain additional tax consequences may attach in the event a Participant is permitted to pay the exercise price of an Option with an interest-bearing promissory note, as described above; in particular, the Company may be required to recognize taxable income with respect to any interest received on such promissory note.

Withholding

   The Company is entitled to withhold the amount of any tax attributable to any amount payable or shares of Common Stock deliverable under the Director Option Plan after giving the affected Participant notice as far in advance as practicable, and the Company may defer making any such payment or delivery if any such tax may be pending, unless and until indemnified to its satisfaction. A Participant may elect to pay all or a portion of the federal, state and local withholding taxes arising in connection with the exercise of an Option by electing to: (i) have the Company withhold shares of Common Stock; (ii) tender back shares of Common Stock received in connection with such benefit; or (iii) deliver other previously owned shares of Common Stock, in each case having a Fair Market Value equal to the amount to be withheld, up to the amount of the Participant's estimated total federal, state and local tax obligations associated with the transaction.

New Plan Benefits

   As of the date of this Proxy Statement, no Options have been granted under the Director Option Plan. If the shareholders approve the Director Option Plan, assuming that all of the Board's nominees are elected by the shareholders and, therefore, that all nominees and all of the directors continuing in office are members of the Board immediately following the Meeting, the following individuals (all of whom are Non-Employee Directors) will be granted 2,000 Options on February 1, 2000: Richard A. Abdoo, Michael
E. Batten, John F. Bergstrom, Dr. Fergus M. Clydesdale, James A.D. Croft, Alberto Fernandez, William V. Hickey, James L. Forbes, Dr. Carol I. Waslien Ghazaii and Essie Whitelaw. All Non-Employee Directors as a group will be issued a total of 20,000 Options on February 1, 2000. The dollar value of these Options is not determinable because the dollar value depends upon the future appreciation in the Fair Market Value of the Common Stock subject to such Options between the date of grant and the date (or dates) of exercise. Although it is generally expected that many, if not all, of the current Non-Employee Directors will continue to serve on the Board in the future and therefore continue to be granted 2,000 Options annually, the number of Options that may be granted to any one Non-Employee Director in the future cannot be determined on an individual basis; however, the maximum number of options that could be issued in the future to any one Non-Employee Director would be 20,000 over the ten-year term of the Director Option Plan.

Vote Required

   Assuming that a quorum is present, the Director Option Plan will be approved if more shares are voted in favor of approval than are voted against approval. Under Wisconsin law, any shares not voted at the Meeting with respect to the Director Option Plan (whether as a result of abstention, broker nonvote or otherwise) will have no impact on the vote.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
          DIRECTOR OPTION PLAN. SHARES OF COMMON STOCK REPRESENTED AT
             THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE
                      VOTED FOR THE DIRECTOR OPTION PLAN.

                                    ITEM 3.

                           APPROVAL OF AMENDMENT TO
                     DIRECTORS' DEFERRED COMPENSATION PLAN

   In 1984, the Company established a Directors' Deferred Compensation Plan (the "Original Plan") to provide members of the Company's Board of Directors (the "Board") with the ability to defer receipt of compensation for services on the Board until after they resign or retire from the Board. The purpose of the Original Plan was to assist the Company in attracting and retaining the services of directors upon whose judgment, interest and special effort the successful conduct of its operations largely depends.

   On November 11, 1999, the Board adopted the Amended and Restated Directors' Deferred Compensation Plan (hereinafter referred to as the "Restated Plan"), thereby amending the Original Plan in certain respects. The Restated Plan was adopted subject to shareholder approval at the Meeting.

   The following summary, which is qualified in its entirety by reference to the full text of the Restated Plan attached to this Proxy Statement as Appendix B, describes the material features of the Restated Plan. Capitalized terms used in this summary are defined in the Restated Plan.

Persons Eligible to Participate

   Under the Restated Plan, only directors who are entitled to compensation from the Company for services as a member of the Board or any committee thereof ("Director Fees") are eligible to participate in the Restated Plan ("Eligible Directors"). As of the date of this Proxy Statement, all of the directors of the Company (other than Mr. Manning, who is a full-time employee of the Company and therefore not entitled to separate compensation for his services on the Board) are Eligible Directors. For information regarding compensation of directors, see "Director Compensation and Benefits" on page 7.

Compensation Which May Be Deferred

   Under the Restated Plan, an Eligible Director may elect to defer all or a portion of the Director Fees to which he or she may become entitled after the date of election, which differs from the Original Plan in that, under the Original Plan, an election could only be made with respect to 100% of an Eligible Director's Director Fees. Under the Restated Plan, an election, once made, may be changed by the Eligible Director at any time (subject to certain limitations contained in the Restated Plan) with regard to future deferrals. An Eligible Director may terminate his or her participation in the Restated Plan at any time and is not thereby precluded from participating in the Restated Plan at a later date.

Effect of Deferral

   Under the Restated Plan, all deferred Director Fees are credited to an account maintained by the Company for that Eligible Director ("Account") at the same time and in the same amount as if such Director Fees had been payable in cash. No part of an Eligible Director's Account may be distributed to the Eligible Director until his or her service on the Board has terminated, whether due to death, disability, resignation or retirement, or for any other reason (a "Cessation of Service").

Nature of Account

   An Eligible Director's Account is a general obligation of the Company and the Company is not required to and does not intend to segregate any cash or other assets to satisfy its obligation to pay deferred Director Fees to an Eligible Director participating in the Restated Plan (although the Company has established a trust to secure these obligations--see "Executive Compensation-- Employment Agreements and Other Arrangements--Funding Arrangements" on page
15). Until an Eligible Director's Account has been distributed in accordance with the Restated Plan, the Eligible Director is and remains a general creditor of the Company.

Deferrals Into Account; Subaccounts; Account Earnings

   Under the Restated Plan, an Eligible Director may select one of two "subaccounts" (a "Cash Subaccount" and a "Stock Subaccount") into which Director Fees are deferred, or may elect to allocate the deferred Director Fees between the two Subaccounts. The purpose of the Account, and the Subaccounts, is solely as a device for the measurement and determination of the amount of deferred compensation payable/distributable under the Restated Plan. The creation of a Stock Subaccount and the ability to defer Director Fees into Common Stock is the second material difference between the Original Plan and the Restated Plan.

   Cash Subaccount. If an Eligible Director elects to defer Director Fees into the Cash Subaccount, the Cash Subaccount is credited with the dollar amount of such Director Fees on the date they would otherwise be payable to the Eligible Director. Amounts credited to the Cash Subaccount are credited with interest at the rate of 8% per annum, credited (and compounded) quarterly. As of the Effective Date, the balance in any Eligible Director's account under the Original Plan will be credited to his or her Cash Subaccount under the Restated Plan. Amounts in the Cash Subaccount will continue to earn interest until all amounts in the Account are fully distributed in accordance with the Restated Plan. Distributions from the Cash Subaccount will be made in cash.

   Stock Subaccount. If an Eligible Director elects to defer Director Fees into the Stock Subaccount, the Stock Subaccount is credited with that number of shares of Company Common Stock that have a fair market value (as determined under the Restated Plan) equal to the amount of the Director Fees deferred on the date the Director Fees would otherwise be payable to the Eligible Director. Fair market value is the closing price of the Common Stock on the New York Stock Exchange on the date the Director Fees are payable. Each time the Company declares a cash dividend payable with respect to its Common Stock, the Company will determine the amount of dividends that would be payable with respect to the shares credited to an Eligible Director's Stock Subaccount on the record date for such dividend, and will (on the payment date of such dividend) credit the Stock Subaccount with that number of shares of Common Stock that have a fair market value equal to the amount of such dividends. The Stock Subaccount will continue to be credited with shares upon the payment of cash dividends by the Company until all the shares in the Account are fully distributed in accordance with the Restated Plan. Distributions from the Stock Subaccount will be made in-kind, meaning that a certificate (or certificates) representing the number of shares of Common Stock being distributed, will be issued. These certificate(s) may represent newly-issued stock or stock held by the Company as Treasury Stock.

Timing of Account Distribution

   An Eligible Director may elect, prior to his or her Cessation of Service, to have the amount in his or her Account distributed in a single lump sum (on January 31 of the calendar year after the Cessation of Service, or on January 31 of any year thereafter) or in five annual installments (beginning on January 31 of the calendar year after the Cessation of Service). If no such election is made, the Account will be distributed in a lump sum on January 31 of the calendar year after the Cessation of Service.

   If an Eligible Director elects to have his or her Account distributed in installments, the first installment will equal 1/5 of the dollar amount in the Cash Subaccount and 1/5 of the number of shares in the Stock Subaccount (rounded to the nearest whole share); the second installment will equal 1/4 of such amounts, and so on, with the final (fifth) installment constituting the entire balance remaining in the Cash Subaccount and all of the shares remaining in the Stock Subaccount, with cash being paid in lieu of any fractional share.

Effective Date

   The Restated Plan will be effective as of the date that the shareholders of the Company approve the Restated Plan, which is expected to occur on the date of the Meeting, January 27, 2000, and Eligible Directors will be able to defer Director Fees earned after that date under the Restated Plan.

Available Shares

   Up to 200,000 shares of Common Stock will be initially reserved and available for issuance under the Restated Plan. This number is subject to adjustment in the event of any stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change ("Change of Shares") which affects the total number of shares outstanding.

Administration

   The Restated Plan is administered by the Company.

Adjustment of Stock Credited to Stock Subaccount.

   In the event of Change of Shares, the number of shares credited to any Eligible Director's Stock Subaccount will automatically be adjusted accordingly.

Amendment, Modification And Termination

   The Board may at any time amend, alter, suspend, discontinue or terminate the Restated Plan (subject to shareholder approval if required by or deemed by the Board to be desirable under applicable law, regulation, or exchange listing requirement). However, no amendment may permit amounts accumulated pursuant to the Restated Plan, prior to such amendment, to be paid to an Eligible Director prior to the time that he or she would otherwise be entitled thereto.

Certain Federal Income Tax Consequences

   Under the Internal Revenue Code and IRS regulations and published positions, a plan such as the Restated Plan which defers the receipt of income also permits the recipient (an Eligible Director) to defer the recognition of income for federal income tax purposes until the amounts are distributed pursuant to the plan, provided that: (i) the deferral election is made before the income is earned; (ii) the plan is not funded and the recipient is no more than a general creditor of the company; and (iii) the recipient cannot access the amounts deferred until his or her term of service with the company is terminated. The Company believes that the Restated Plan meets all of these criteria and that an Eligible Director who participates in the Restated Plan may defer recognition of his or her Director Fees as income until his or her Account is distributed under the Restated Plan. The Company would not be entitled to a deduction for any Director Fees deferred under the Restated Plan until such amounts are distributed and the Eligible Director recognizes income with respect to such amounts.

Transition

   Under the terms of the Restated Plan, any Eligible Director participating (that is, who had a balance in his or her account) in the Original Plan as of the Effective Date is deemed to be a participant in the Restated Plan. The balance of such Eligible Director's account under the Original Plan will be credited to his or her Cash Subaccount under the Restated Plan.

New Plan Benefits

   As of the date of this Proxy Statement, none of the current directors of the Company participate in the Original Plan (the only Participant is a former director who has elected to receive his deferred Director Fees in installments). Accordingly, the amount of benefits payable under the Restated Plan (assuming the shareholders approve the Restated Plan) is not determinable. However, assuming that the Restated Plan had been in effect throughout fiscal 1999 and that all of the Eligible Directors had elected to defer all (100%) of their quarterly retainer, but disregarding the committee and per-meeting fees paid (which vary from director to director), an Eligible Director who elected to defer all of his or her Director Fees into the Cash Subaccount would have had a Cash Subaccount balance at September 30, 1999 of $23,122, and an Eligible Director who elected to defer all of his or her Director Fees into the Stock Subaccount would have had a Stock Subaccount balance of 982.89 shares at September 30, 1999, which shares would have had a market value of $22,545 (based on the closing price of a share of Common Stock on the New York Stock Exchange on September 30, 1999 of $22.9375).

Vote Required

   Assuming that a quorum is present, the Restated Plan will be approved if more shares are voted in favor of approval than are voted against approval. Under Wisconsin law, any shares not voted at the Meeting with respect to the Restated Plan (whether as a result of abstention, broker nonvote or otherwise) will have no impact on the vote.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
           RESTATED PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE
            MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED
                             FOR THE RESTATED PLAN

                                    ITEM 4.

                        APPROVAL OF AN AMENDMENT TO THE
                MANAGEMENT INCENTIVE PLAN FOR ELECTED OFFICERS

   The Company's Incentive Compensation Plan for Elected Corporate Officers (the "Incentive Plan") was adopted by the Compensation and Development Committee of the Board of Directors on November 11, 1999 to amend and restate the Company's former Management Incentive Plan for Elected Corporate Officers, including a change in the name of the plan.

   Shareholder approval is required to qualify future compensation to be paid under the Incentive Plan as "performance-based compensation" not subject to the limitation on deductibility for income tax purposes of certain executive compensation in excess of $1 million under Section 162(m) of the Internal Revenue Code ("Section 162(m)").

   The following summary of the Incentive Plan is qualified by reference to the full text thereof, a copy of which is attached to this Proxy Statement as Appendix C. Capitalized terms used in the following summary are defined in the Incentive Plan.

Purpose of the Incentive Plan

   The Incentive Plan is designed to promote the interests of shareholders by providing annual financial incentives for the Company's elected corporate officers, thereby promoting growth and financial success which motivates key employees to attain and surpass performance goals, and enables the Company to attract and retain employees of outstanding ability.

Effective Date

   If it is approved by shareholders, which is expected to occur at the Meeting on January 27, 2000, the Incentive Plan will become effective beginning with the Company's 2000 fiscal year.

Administration

   The Incentive Plan is administered by the Compensation and Development Committee of the Board of Directors, which consists entirely of "outside directors" as defined for purposes of Section 162(m). The Committee has full authority to interpret the Incentive Plan and to establish rules for its administration. Although the Committee has no discretion to increase any Bonus Award above the Planned Amount, the Committee may, in its discretion, reduce the amount of a Bonus Award under the Incentive Plan under certain circumstances.

Eligibility for Awards

   The officers who are entitled to receive Bonus Awards under the Incentive Plan are the Chairman, President, Chief Executive Officer, Corporate Vice Presidents, Secretary, Controller and Division Presidents. The current eligible group consists of approximately sixteen persons.

Performance Goals

   The Bonus Awards payable under the Incentive Plan for each fiscal year are a function of the Company's achievement of certain levels of Earnings Per Share for that year. Within the first 90 days of each fiscal year, the Committee shall establish, in writing, Performance Goals consisting of a range of Earnings Per Share targets for the fiscal year, coupled with specified percentages of a Participant's Fiscal Year Salary to be paid as a Bonus Award upon the Company's achievement of a particular Earnings Per Share target for the year. Higher Earnings Per Share levels will result in Bonus Awards at higher percentages of Participants' Fiscal Year Salaries. Once these Performance Goals are established for a particular fiscal year, they may not be varied during that fiscal year for any reason.

Limitations on Bonus Awards

   Under the Incentive Plan, the maximum Bonus Award payable to any Participant for any fiscal year may not exceed $1,500,000, regardless of the level of Earnings Per Share that is achieved.

Amendment

   The Board of Directors can amend, suspend or terminate the Incentive Plan, but it may not do so in a manner which would alter the Performance Goals or the method by which Bonus Awards are established for any fiscal year after they have been established, and may not suspend or discontinue the Incentive Plan once the Performance Goals for any particular fiscal year have been established.

New Plan Benefits

   Set forth in the table below is information relating to the maximum incentive payments which could have been made to the named executive officers for fiscal 1999 if the maximum Performance Goals established by the Committee under the Incentive Plan (which maximum performance goals were not changed by the amendment and restatement of the Management Incentive Plan) had been met. The amount of the bonuses which were actually paid for fiscal 1999 are set forth in the Summary Compensation Table on page 12.

      Name and Position                                     Maximum Bonus Award
      -----------------                                     -------------------
      Kenneth P. Manning,
       Chairman, President and Chief Executive Officer.....     $  715,275
      Michael Fung,
       Vice President and Chief Financial Officer..........        298,350
      R. Steven Martin,
       Vice President and Group Executive..................        258,375
      Richard F. Hobbs,
       Vice President--Administration......................        243,750
      Michael DuBois,
       President--Flavor...................................        218,250
      All directors and executive officers as a group (16
       persons)............................................      3,358,534

Vote Required

   Assuming that a quorum is present, the Incentive Plan will be approved if more shares are voted in favor of approval than are voted against approval. Under Wisconsin law, any shares not voted at the Meeting with respect to the Incentive Plan (whether as a result of abstention, broker nonvote or otherwise) will have no impact on the vote.

 THE  BOARD OF  DIRECTORS UNANIMOUSLY  RECOMMENDS  A VOTE  FOR THE  INCENTIVE
   PLAN. SHARES OF COMMON STOCK REPRESENTED  AT THE MEETING BY EXECUTED BUT
     UNMARKED PROXIES WILL BE VOTED FOR THE INCENTIVE PLAN

                                    ITEM 5.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   Upon the recommendation of the Audit Committee, the Board, subject to shareholder ratification, has selected Deloitte & Touche LLP, certified public accountants, to audit the financial statements of the Company for the year ending September 30, 2000. Deloitte & Touche LLP has been the independent auditor of the Company for many years and has advised the Company that neither the firm nor any of its partners have any direct or indirect material financial interest in the Company.

   Although not required by law to submit the appointment to a vote by shareholders, the Board believes it appropriate, as a matter of policy, to request that the shareholders ratify the appointment of Deloitte & Touche LLP as independent auditors for fiscal 2000. Assuming that a quorum is present, the selection of Deloitte & Touche LLP will be deemed to have been ratified if more shares are voted in favor of ratification than are voted against ratification. Under Wisconsin law, any shares of Common Stock which are not voted on this matter at the Meeting (whether by abstention, broker nonvote or otherwise) will have no effect on this matter. If the shareholders should not so ratify, the Board will reconsider the appointment.

   Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate shareholder questions.

 THE BOARD  OF DIRECTORS UNANIMOUSLY  RECOMMENDS A VOTE FOR  THE RATIFICATION
   OF THE SELECTION OF  DELOITTE & TOUCHE LLP  AS THE COMPANY'S INDEPENDENT
    AUDITORS  FOR THE  FISCAL YEAR  ENDING SEPTEMBER 30,  2000. SHARES  OF
      COMMON STOCK REPRESENTED  AT THE MEETING BY  EXECUTED BUT UNMARKED
       PROXIES WILL BE VOTED FOR THE RATIFICATION OF SUCH SELECTION.

                                    ITEM 6.

                                 OTHER MATTERS

   Company management knows of no business which will be presented for action at the Meeting other than those items identified in the Notice of Annual Meeting. Pursuant to the Company's Bylaws, written notice of any shareholder proposals to be presented at the Meeting must have been received by the Secretary no later than December 8, 1999. As no notice of any shareholder proposals was received, no business may be brought before the Meeting by any shareholders. If other matters are brought before the Meeting by the Board of Directors, it is intended that proxies will be voted at the Meeting in accordance with the judgment of the person or persons exercising the authority conferred by such proxies.

                 FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS

   The Company welcomes comments or suggestions from its shareholders. In the event a shareholder desires to have a proposal formally considered at the annual shareholders' meeting in January 2001 and included in the proxy statement for that meeting, the proposal must be in writing and received by the Secretary of the Company on or before August 19, 2000 and must otherwise comply with the applicable rules of the Securities and Exchange Commission. Under the Company's Bylaws, appropriate Shareholder proposals will be presented at the 2001 annual meeting without inclusion in the proxy materials if such proposals are received by the Company no later than December 6, 2000.

   In addition, the Company's Bylaws establish procedures for shareholder nominations for election of directors of the Company and bringing business before any annual meeting of shareholders of the Company. Among other things, to bring business before an annual meeting or to nominate a person for election as a director at an annual meeting, a shareholder must give written notice to the Secretary of the Company not less than 50 days (and, in the case of nominations, not more than 90 days) prior to the third Thursday after the first Friday in the month of January next following the last annual meeting held. The notice must contain certain information about the proposed business or the nominee and the shareholder making the proposal.

   Any shareholder interested in making a nomination or proposal should request a copy of the applicable Bylaw provisions from the Secretary of the Company and send any such nomination or proposal to the Secretary of the Company at the Company's executive offices at 433 East Michigan Street, Milwaukee, Wisconsin, 53202.

   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE PROXY CARD AS SOON AS POSSIBLE. IF YOUR SHARES ARE REGISTERED IN THE NAME OF A BROKER OR BANK, ONLY YOUR BROKER OR BANK CAN SUBMIT THE PROXY CARD ON YOUR BEHALF. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT HIM OR HER TO SUBMIT THE PROXY CARD ON YOUR BEHALF.

   UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, ADDRESSED TO THE SECRETARY OF THE COMPANY, THE COMPANY WILL PROVIDE TO SUCH SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S 1999 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                          By Order of the Board of Directors

                                          John L. Hammond
                                          Secretary

December 17, 1999

                                                                     Appendix A

                          UNIVERSAL FOODS CORPORATION
                 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                           Adopted November 11, 1999

   Section 1. Establishment, Purpose and Effective Date of Plan.

   1.1 Establishment. Universal Foods Corporation, a Wisconsin corporation, hereby establishes the "UNIVERSAL FOODS CORPORATION 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN" (the "Plan") which, provides for the grant of Stock Options to Non-Employee Directors of the Company.

   1.2 Purpose. The purpose of this Plan is to advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the Company by Non-Employee Directors, and by enabling the Company to attract and retain the services of directors upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

   1.3 Effective Date. This Plan shall become effective on the Effective Date.

   Section 2. Definitions.

   2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

     (a) "Award" means any Option or any other benefit conferred under the terms hereof.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means the Nominating Committee of the Board.

     (e) "Company" means Universal Foods Corporation, a Wisconsin corporation, and its subsidiaries.

     (f) "Effective Date" means January 27, 2000, or such other date that this Plan is approved by the shareholders of the Company at an annual or special meeting thereof by a simple majority of the number of shares represented at such meeting in person or by proxy.

     (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (h) "Fair Market Value" means the closing price of a share of Stock on the date of the Award on the New York Stock Exchange as reported on the composite list used by the Wall Street Journal for reporting stock prices, or if no such sale shall have been made on that day, on the last preceding day on which there was such a sale.

     (i) "Non-Employee Director" means any individual who is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act.

     (j) "Option" means the right to purchase Stock at a stated price for a specified period of time. No Options granted pursuant to this Plan are intended to qualify as "incentive stock options" within the meaning of
  Section 422(b) of the Code; all Options granted pursuant to this Plan are therefore considered "non-statutory stock options."

     (k) "Participant" means any individual who is granted Options pursuant to this Plan.

     (l) "Stock" means the Common Stock of the Company, par value of $0.10.

   2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in this Plan shall include the feminine gender, the singular shall include the plural and the plural shall include the singular.

   Section 3. Eligibility and Participation. Participants in this Plan shall include each member of the Board who is a Non-Employee Director at the time Options are granted pursuant to this Plan.

   Section 4. Administration.

   4.1 Administration. This Plan shall be administered by the Committee.

   4.2 Powers and Authority of the Committee. The Committee, by majority action thereof, shall have complete and sole authority to:

     (a) interpret this Plan and apply its provisions, and prescribe, amend and rescind rules, regulations, procedures, and forms relating to this Plan;

     (b) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

     (c) amend any outstanding agreement relating to any Award, subject to applicable legal restrictions and to the consent of the Participant who entered into such agreement; and

     (d) make all other determinations and take all other actions deemed necessary or advisable for the administration hereof and provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company in connection herewith;

but only to the extent that any of the foregoing are not contrary to the express provisions hereof. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions hereof shall be final, binding and conclusive for all purposes and upon all persons. The Committee's decisions need not be uniform and may be made selectively among Participants, whether or not they are similarly situated.

   Notwithstanding the foregoing, the Committee shall have no discretion or authority to: (i) designate Participants to receive Awards; (ii) determine the number of shares of Stock to be covered by Awards granted to Participants;
(iii) determine the terms and conditions of any Award granted to any Participant relating to the vesting, exercise or expiration of Options over a period of time; or (iv) prescribe the consideration for the grant of each Award hereunder and determine the sufficiency of such consideration, which matters shall be as hereinafter provided.

   4.3 Composition of the Committee. The Committee shall consist of not less than two members of the Board who shall be appointed by the Board.

   Section 5. Stock Subject to Plan.

   5.1 Number. The total number of shares of Stock reserved and available for issuance under this Plan shall initially be two hundred fifty thousand (250,000). The number of shares of Stock reserved and available for issuance hereunder shall be subject to adjustment upon occurrence of any of the events indicated in Subsection 5.3 hereof. The shares to be issued under this Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

   5.2 Unused Stock. In the event any shares of Stock that are subject to an Award cease to be subject to such Award (whether due to expiration, cancellation, termination, forfeiture, or otherwise) without such shares of Stock being issued or cash being paid to the Participant, then the shares of Stock subject to such Award shall again become available for future Awards hereunder.

   5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock that occurs, whether prior to or after the Effective Date, by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change, the aggregate number of shares of Stock authorized for issuance hereunder as well as Stock subject to each outstanding Award, and its stated Option or other price (as applicable), shall be appropriately adjusted by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In such event, the Committee shall also have the discretion to make appropriate adjustments in the number of shares of Stock authorized for issuance hereunder.

   Section 6. Duration of Plan. This Plan shall remain in effect, subject to the Board's right to earlier terminate this Plan pursuant to Section 12 hereof, until all shares of Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Award may be granted hereunder on or after the tenth (10th) anniversary of the Effective Date.

   Section 7. Stock Options.

   7.1 Grant of Options. Subject to the provisions of Sections 5 and 6 hereof, on the 1st of February (or the next succeeding business day) following the day of each annual meeting of shareholders of the Company, each person who was a Non-Employee Director of the Company immediately following such annual meeting shall automatically and without further action by the Board or the Committee be granted an Option to purchase two thousand (2,000) shares of Stock on the terms and conditions provided herein. Notwithstanding the foregoing, the General Counsel of the Company may, in his or her discretion, delay any grant under the Plan until any then existing material non-public information has been disclosed publicly. The Committee shall have no discretion in determining the number of Options granted to each Participant.

   7.2 Type of Options. All Options granted pursuant to this Plan shall be nonstatutory stock options.

   7.3 Option Price. Options granted pursuant hereto shall have an Option price that is equal to the Fair Market Value of the Stock on the date the Option is granted.

   7.4 Duration of Options. Each Option shall expire on the tenth (10th) anniversary date of its grant, and shall not be exercisable thereafter.

   7.5 Exercise of Options. Options granted hereunder shall vest and become exercisable in three (3) equal annual installments beginning on the first
(1st) anniversary of the date of its grant.

   7.6 Option Agreement. Each Option shall be evidenced by a written agreement ("Option Agreement") that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other terms and conditions as are provided herein. No Participant shall have any rights hereunder until an Option Agreement has been executed.

   7.7 Payment. The Option price of any Option shall be payable to the Company in full upon exercise:

     (a) in cash or its equivalent, including, in the discretion of the Committee, a promissory note issued to the Company by the Participant (which note shall: (i) be secured by the Stock issued; (ii) be for a term of not more than ten (10) years; (iii) bear interest at a rate of not less than the prime rate (as determined by the Committee) in effect on the date such promissory note is issued; (iv) require at least annual payments of principal and interest; and (v) contain such other terms and conditions as the Committee determines);

     (b) by tendering shares of Stock having a Fair Market Value at the time of exercise equal to the total Option price;

     (c) by a combination of cash or its equivalent (as defined in clause (a) above) and shares of Stock; or

     (d) by electing to have the Company withhold from the shares of Stock otherwise issuable upon exercise of the Option that number of shares of Stock having a Fair Market Value at the time of exercise plus cash for any fractional share amounts, equal to the total Option price.

The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

   7.8 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange upon which such shares of Stock are then listed, and under any blue sky or state securities laws applicable to such shares.

   7.9 Transferability of Options. The Committee may, in its discretion, and only by expressly so providing in the Option Agreement covering any Options (which Option Agreement must be approved by the Committee), permit all or a portion of Options to be granted to a Participant to be transferable by the
Participant: (a) to the Participant's spouse, or natural or adoptive children or grandchildren ("Immediate Family Members"); (b) to a trust or trusts for the exclusive benefit of one or more Immediate Family Members; or (c) to a partnership in which all partners are Immediate Family Members; provided, that there may be no consideration for any such transfer and the transferee shall be expressly prohibited from any further transfer of such Options other than by will or pursuant to the laws of descent and distribution. Following such transfer, any Options so transferred shall be subject to the same terms and conditions as were applicable immediately prior to such transfer, provided, however, that for purposes of this Plan, the term "Participant" shall be deemed to include such transferee. The circumstances under which any transferred Option may be terminated, canceled, or forfeited (whether such circumstances are set forth in this Plan or in the Option Agreement covering such Options) shall be applied with respect to the transferor Participant to which the Option was originally granted. Unless expressly so provided in the Option Agreement covering an Option, no Option granted hereunder may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or pursuant to the laws of descent and distribution, and all Options granted to a Participant hereunder shall be exercisable during his lifetime only by such Participant.

   Section 8. Cessation of Service.

   8.1 Death, Disability or Retirement. Subject to the expiration provisions of Section 7.4 hereof, upon cessation of service as a Non-Employee Director of the Company due to death, disability, voluntary retirement or retirement required under any mandatory policy of the Company then in effect, or for any reason other than removal of the Participant from the Board as set forth in
Section 8.2 below:

     (a) Any and all Options owed to the Non-Employee Director, but which have not been granted as of the date of cessation of service shall be promptly granted;

     (b) All Options held by the Non-Employee Director that are exercisable in accordance with the Option Agreement as of the date of cessation of service shall remain exercisable until three (3) years following the date of cessation of service; and

     (c) The vesting of all Options not exercisable in accordance with the Option Agreement immediately prior to such cessation of service shall be immediately and automatically accelerated upon such cessation of service, and such Options shall remain exercisable for three (3) years following the date of cessation of service.

   Notwithstanding the foregoing, in the event of a Change of Control as defined in Section 11(b) below, then the provisions of Section 11(a) shall apply to the Non-Employee Director's Options.

   8.2 Removal. Subject to the expiration provisions of Section 7.4 hereof, upon cessation of service as a Non-Employee Director of the Company due to removal from the Board in accordance with the procedures set forth in Sections
180.0808 and 180.0809 of the Wisconsin Business Corporation Law or the Company's Bylaws, as amended from time to time:

     (a) Any and all Options owed to the Non-Employee Director, but which have not been granted as of the date of cessation of service shall be promptly granted;

     (b) All Options held by the Non-Employee Director that are exercisable in accordance with the Option Agreement as of the date of cessation of service shall remain exercisable until three (3) months following the date of cessation of service; and

     (c) All Options not exercisable in accordance with the Option Agreement immediately prior to such cessation of service shall be immediately and automatically forfeited to the Company.

   Notwithstanding the foregoing, in the event of a Change of Control as defined in Section 11(b) below, then the provisions of Section 11(a) shall apply to the Non-Employee Director's Options.

   Section 9. Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit hereunder is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

   Section 10. Rights of Board Members. Nothing in this Plan, in any Option granted under the Plan, or in any Option Agreement, shall interfere with or limit in any way the rights of the shareholders of the Company or the Board to elect and remove members of the Board at any time nor confer upon any Participant any right to continue as a member of the Board.

   Section 11. Change of Control.

     (a) In the event of a "Change of Control" (as hereinafter defined), each holder of an Option (A) shall have the right at any time thereafter to exercise the Option in full whether or not the Option was previously exercisable; and (B) shall have the right, exercisable by written notice to the Company within sixty (60) days after the Change of Control, to receive, in exchange for the surrender of an Option or any portion thereof to the extent the Option is then exercisable in accordance with clause (A), the highest of (1) an amount of cash equal to the difference between the Fair Market Value of the Stock covered by the Option or portion thereof that is so surrendered on the date of the Change of Control and the purchase price of such Stock under the Option; (2) an amount of cash equal to the difference between the highest price per share of Stock paid in the transaction giving rise to the Change of Control and the Option price multiplied by the number of shares of Stock covered by the Option; or (3) an amount of cash equal to the difference between the Fair Market Value of the Stock covered by the Option or portion thereof that is so surrendered, calculated on the date of surrender, and the purchase price of such Stock under the Option; provided that the right described in this clause (B) shall be exercisable only if a positive amount would be payable to the holder pursuant to the formula specified in this clause (B);

     (b) A "Change of Control" of the Company means:

       (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection
    (i), the following acquisitions shall not constitute a Change of
    Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section; or

       (ii) individuals who, as of November 11, 1999, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to November 11, 1999 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

       (iii) consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or

         (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

   Section 12. Amendment, Modification and Termination of Plan.

   12.1 Amendments and Termination. The Board may at any time amend, alter, suspend, discontinue or terminate this Plan, provided, however, that:

     (a) no amendment or termination of this Plan may: (i) adversely affect the rights of Participants with respect to Awards previously granted to them, (ii) amend the terms of the Plan regarding who may participate and the amount, price and timing of Options to be issued more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employees Retirement Income Securities Act (ERISA), or the rules thereunder, or (iii) cause the Plan not to qualify for exemption from
  Section 16(b) of the Exchange Act provided by Rule 16b-3 of the Exchange Act, or any successor rule; and

     (b) stockholder approval of any amendment of this Plan shall be obtained if otherwise required by (i) the Code or any rules promulgated thereunder (to enable the Company to comply with the provisions of Section 162(m) of the Code so that the Company can deduct compensation in excess of the limitation set forth therein), (ii) the listing requirements of the principal securities exchange or market on which the Stock is then traded (in order to maintain the listing or quotation of the Stock thereon), or
  (iii) Rule 16b-3 of the Exchange Act, or any successor rule, to qualify for exemption from Section 16(b) of the Exchange Act.

   12.2 Unexpired Awards. All unexpired Awards shall continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

   12.3 Waiver of Conditions. The Committee may, in whole or in part, waive any conditions or other restrictions with respect to any Award granted hereunder.

   Section 13. Taxes. The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or shares of Stock deliverable under this Plan after giving the person entitled to receive such amount or shares of Stock notice as far in advance as practicable, and the Company may defer making any such payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. A Participant may elect to pay all or a portion of the federal, state and local withholding taxes arising in connection with the exercise of an Option by electing to (i) have the Company withhold shares of Stock, (ii) tender back shares of Stock received in connection with such benefit, or (iii) deliver other previously owned shares of Stock, having a Fair Market Value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Participant's estimated total federal, state and local tax obligations associated with the transaction. The written election must be made on or before the date as of which the amount of tax to be withheld is determined. The Fair Market Value of fractional shares of Stock remaining after payment of the withholding taxes shall be paid to the Participant in cash.

   Section 14. Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided, however, that he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

   Section 15. Miscellaneous. Any Award may also be subject to other provisions (whether or not applicable to any Award made to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for: (a) restrictions on resale or other disposition of financed shares; and (b) compliance with federal or state securities laws and stock exchange or market requirements.

   Section 16. Requirements of Law.

   16.1 Requirements of Law. The granting of Awards and the issuance of shares of Stock upon the exercise of any Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

   16.2 Governing Law. This Plan, and all agreements hereunder, shall be construed in accordance with and governed by the internal laws of the State of Wisconsin.

                                                                     Appendix B

                          UNIVERSAL FOODS CORPORATION
                             AMENDED AND RESTATED
                     DIRECTORS' DEFERRED COMPENSATION PLAN

   1. Establishment. Universal Foods Corporation (the "Company") hereby amends and restates its deferred compensation plan for the benefit of the Board of Directors of the Company (not including the subsidiaries of the Company) (the "Board"), known as the "Universal Foods Corporation Directors' Deferred Compensation Plan" (the "Plan"). The Plan, as so amended and restated, shall hereinafter be referred to as the "Restated Plan." The Restated Plan shall be administered by the Company.

   2. Eligibility. Pursuant to the Restated Plan, any Director of the Company entitled to "Director Fees" (that is, compensation from the Company by reason of his/her being a member of the Board, or any committee thereof) ("Eligible Director") may at any time (subject to Paragraph 7) elect to defer receipt of all or a specified portion of such Director Fees and thereby become a participant in the Restated Plan.

   3. Initial Election. An Eligible Director's initial election to participate in the Restated Plan ("Initial Election") shall be evidenced by a writing filed with the Company as provided in Paragraph 5. Such Initial Election shall be effective upon its receipt by the Company with respect to all Director Fees earned by the Eligible Director after the date of such receipt, and the deferral pursuant thereto shall continue until: (i) changed by a Subsequent Election (as provided in Paragraph 5(b)); (ii) the Eligible Director files a Subsequent Election terminating his/her participation in the Plan under Paragraph 19; or (iii) the Eligible Director shall cease being a member of the Board ("Cessation of Service"), whichever occurs first.

   4. Director's Deferred Compensation Account. A Director's Deferred Compensation Account (the "Account") shall be established for each Eligible Director electing to participate in the Restated Plan. All Director Fees deferred pursuant to Paragraph 3 shall be credited to the Account on the date on which such fees otherwise would have been payable to a Director had they not been deferred hereunder. Each Eligible Director's Account shall be subdivided into a "Cash Subaccount" and a "Stock Subaccount."

   5. Initial Election and Subsequent Elections.

     (a) An Initial Election shall be in the form of Exhibit A hereto and shall specify:

       (i) the portion of the subsequent Director Fees payable to such Eligible Director which the Eligible Director elects to have deferred under the Restated Plan (the "Deferral Portion");

         (ii) the allocation of the Deferral Portion between the Cash Subaccount and the Stock Subaccount ("Plan Allocation");

       (iii) the manner in which the Eligible Director wishes to have amounts deferred under the Restated Plan distributed to him/her as provided in Paragraph 10 ("Distribution Election"); and

       (iv) the "Designation of Beneficiary" under Paragraph 13.

     (b) Once an Initial Election has been filed with the Company, the terms thereof (including the Deferral Portion and the Plan Allocation) shall apply to all Director Fees payable during the remainder of the Company's fiscal year in which such Initial Election is filed, and for all subsequent Company fiscal years; provided, that an Eligible Director may at any time and from time to time (subject to Paragraph 7) file a later-dated election (such later-dated election being referred to herein as a "Subsequent Election") to change any of the elections or directions contained in his/her Initial Election or a previously-filed Subsequent Election, or to terminate his/her participation in the Restated Plan.

   6. Crediting Stock to Stock Subaccount. If, pursuant to an Initial Election or Subsequent Election, an Eligible Director makes a Plan Allocation into the Stock Subaccount, such Eligible Director's Stock Subaccount shall be credited (at the same time as Director Fees would be payable to him/her) with that number of shares

(including any fractional share) of the Company's common stock, $0.10 par value (including the associated Preferred Share Purchase Rights) ("Common Stock") which have a market value equal to the amount of the Deferral Portion allocated to his/her Stock Subaccount. For purposes of the Restated Plan, the market value of a share of Common Stock as of any date on which Director Fees are credited shall equal the closing sale price of a share of Common Stock on the New York Stock Exchange on such date (or if no sale took place on such exchange on such date, the closing sale price on such exchange on the most recent preceding date on which a sale took place).

   7. Times When Elections and Subsequent Elections May Be Made. An Eligible Director may make an Election or Subsequent Election at any time and there shall be no limitation on the number or frequency of Subsequent Elections, except as follows:

     (a) Prior to an Eligible Director's Cessation of Service, any (i) initial Election or (ii) Subsequent Election which (A) changes the Plan Allocation or (B) changes the Deferral Portion (unless the Eligible Director has elected only the Cash Subaccount) may only be made and shall only be effective at such time and upon such conditions as an Eligible Director would be permitted to effect an open-market acquisition or disposition of Common Stock under the provisions of the Company's Code of Conduct covering acquisitions or dispositions of Common Stock by officers, directors and employees of the Company, as such Code of Conduct may be amended from time to time.

     (b) After an Eligible Director's Cessation of Service, no further Subsequent Elections may be made.

   8. Earnings. Until the balance of an Eligible Director's Account has been fully paid/distributed to him/her in accordance with Paragraph 9:

     (a) The balance from time to time, accruing in the Cash Subaccount, shall bear interest at the rate of 8% per annum. Such interest income shall be credited to the Cash Subaccount on each March 31, June 30, September 30 and December 31 on which there is a balance in an Eligible Director's Cash Subaccount.

     (b) From time to time at such times as the Company pays a cash dividend with respect to its Common Stock, the Stock Subaccount of each Eligible Director who has shares of Common Stock credited to his/her Stock Subaccount on the record date for such dividend shall be credited with additional shares of Common Stock (including any fractional share) with a market value (as determined under Paragraph 6) equal to the dividend per share paid by the Company with respect to its Common Stock times the number of shares in the Stock Subaccount on the record date for such dividend.

   9. Nature of Account. The Account (and the Subaccounts) shall be utilized solely as a device for the measurement and determination of the amount of deferred compensation payable/distributable under the Restated Plan. The Account shall not constitute or be treated as a trust fund of any kind. Director Fees deferred hereunder and credited to a Director's Account shall at all times, remain the property of the Company, and no Eligible Director shall acquire any property interest in the Account, his/her right being limited to receiving from the Company, deferred payments/distributions as calculated by the Restated Plan, such right being further conditioned upon continued compliance with the terms and conditions of the Restated Plan. The Company shall be under no obligation to issue, or acquire, shares of Common Stock in connection with the crediting of shares to the Stock Subaccount. Shares credited to the Stock Subaccount shall have no voting rights or be entitled to dividends or distributions of any kind except as provided in Paragraphs 8(b) and 11 hereof. The right of an Eligible Director to receive benefits under the Restated Plan is no greater than the right of any unsecured general creditor of the Company.

   10. Distribution of Director Fees Deferred Under the Restated Plan.

     (a) An Eligible Director, prior to a Cessation of Service, shall elect in his/her Initial Election (and may change such election at any time by filing a Subsequent Election) to have his/her Account paid to him/her in either of the following ways:

       (i) in a lump sum on January 31 of the first calendar year after the Eligible Director's Cessation of Service, or on January 31 of any calendar year thereafter;

       (ii) in five (5) consecutive annual installments commencing on January 31 of the first calendar year after the Eligible Director's Cessation of Service.

    If an Eligible Director makes no such written election, the balance in his/her Account shall be paid in a lump sum on January 31 of the first calendar year after the Eligible Director's Cessation of Service. In the event of the death of an Eligible Director, the balance in his/her Account shall be paid in a lump sum to the Eligible Director's designated beneficiary (or to his/her estate in the absence of any beneficiary designation), on January 31 of the first calendar year following the date of death, provided however, that the Eligible Director's designated beneficiary (or the executor or administrator of his/her estate in the absence of any beneficiary designation), may file a request with the Company that the balance of the Eligible Director's Account plus any accrued, but uncredited interest thereon, be paid in a lump sum on a date requested by such beneficiary, executor or administrator.

     (b) In the event that (i) an Eligible Director elects to have his/her Account distributed to him/her in annual instalments, and (ii) at the time of his/her Cessation of Service there are shares of Common Stock credited to such Eligible Director's Stock Subaccount, each annual instalment shall consist of: (A) the dollar amount in his/her Cash Subaccount (including accruals of interest from time to time after such Cessation of Service pursuant to Paragraph 8(a)) divided by the number of remaining instalments; plus (B) the number of shares of Common Stock in his/her Stock Subaccount (including any increases therein pursuant to crediting of dividends from time to time after such Cessation of Service pursuant to Paragraph 8(b)) divided by the number of remaining instalments, rounded to the nearest whole share.

     (c) Distributions from the Stock Subaccount shall be made in-kind and consist of one or more certificates representing the number of shares of Common Stock then being distributed. Any shares so distributed may consist of newly-issued shares, treasury shares, or a combination thereof. In the case of any lump-sum distribution of Common Stock from an Eligible Director's Stock Subaccount, and in the case of the final instalment distribution of Common Stock from an Eligible Director's Stock Subaccount, there remains any fractional share of Common Stock in such Stock Subaccount, then cash shall be distributed in lieu of such fractional share, determined with reference to the market value (as determined under Paragraph 6) of a whole share of Common Stock on the date of such distribution.

   11. Change in Shares. In the event of any change in the outstanding shares of Common Stock that occurs by reason of a stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change, the number of shares of Common Stock in each Stock Subaccount, and the maximum number of shares issuable under the Restated Plan as provided in Paragraph 20, shall be adjusted accordingly.

   12. Disability. In the event of the disability of an Eligible Director, the Nominating Committee of the Board of Directors may in its sole discretion make any payment(s) from the Eligible Director's Account as deemed by such Committee to be in his/her best interests. The fact of disability is to be determined at the sole discretion of such Committee.

   13. Designation of Beneficiary. An Eligible Director may designate one or more beneficiaries who are to receive all of the funds/shares in the Eligible Director's Account which remain unpaid/undistributed at the Eligible Director's death. Such designation shall be effective by filing an Initial Election at any time, and may be changed from time to time at any time by filing a Subsequent Election. If no such designation is made by an Eligible Director, any Account balance shall be paid/distributed to the Eligible Director's estate.

   14. Nonassignment. Neither an Eligible Director, nor his duly designated beneficiary, shall have any right to assign, transfer or pledge or otherwise convey the right to receive any amount of compensation which may be due hereunder, and any such attempt at assignment, transfer, pledge or other conveyance shall not be recognized by the Company.

   15. Amendment of the Restated Plan. This Restated Plan may be amended from time to time by resolution of the Board of Directors of the Company, but no such amendment shall permit amounts accumulated pursuant to the Restated Plan, prior to the amendment, to be paid to an Eligible Director prior to the time that he/she would otherwise be entitled thereto.

   16. Termination of the Restated Plan. The Restated Plan will continue in effect until termination by resolution of the Board of Directors of the Company, but in the event of such termination, the amounts accumulated pursuant to the Restated Plan, prior to termination, shall continue to be subject to the provisions of the Restated Plan, as if the Restated Plan had not been terminated.

   17. Effective Date of the Restated Plan. The Restated Plan shall be effective with respect to any compensation payable to a Director for services as a Director following shareholder approval of the Restated Plan at an annual or special meeting of the shareholders of the Company occurring after November 11, 1999.

   18. Effect of Amendment and Restatement on Prior Participants. The following provisions shall be applicable to any Eligible Director who participated in the Plan prior to the Effective Date:

     (a) Such Eligible Director's original participation election under the Plan shall be deemed to be his/her "Initial Election" (as defined in Paragraph 5(a)) under the Restated Plan and may thereafter (subject to Paragraph 7) be changed by a Subsequent Election under Paragraph 5(b); and

     (b) The amount in such Eligible Director's Account as of the Effective Date shall be credited to the Cash Subacccount under the Restated Plan.

   19. Termination of Participation. An Eligible Director who has previously elected to participate in the Restated Plan may, at any time (without restriction under Paragraph 7) file a Subsequent Election terminating his/her participation in the Restated Plan. Such termination shall be effective with respect to all Director Fees earned by the Eligible Director after the date of receipt by the Company of such Subsequent Election, which fees shall then be payable to such Eligible Director in accordance with Company policy but otherwise than under the Restated Plan, and such Eligible Director shall only be entitled to receive Director Fees previously deferred under the Restated Plan as provided in Paragraph 10.

   Notwithstanding the foregoing, an Eligible Director who so terminates his/her participation in the Restated Plan shall be entitled to, with respect to the balance in his/her Account as of the effectiveness of such termination, change his/her Designation of Beneficiary, in each case on the terms and conditions otherwise specified in the Plan. A termination of participation pursuant to this Paragraph 19 shall not in any way preclude an Eligible Director from thereafter filing an Initial Election and thereby re-elect to participate in the Restated Plan.

   20. Maximum Number of Shares. The maximum number of shares of Common Stock that may be issued hereunder is 200,000, subject to adjustment as provided in Paragraph 11.

                                   Exhibit A
                                      to
                          Universal Foods Corporation
          Amended and Restated Directors' Deferred Compensation Plan
                              Plan Election Form

Universal Foods Corporation
433 East Michigan Street
Milwaukee, WI 53202

Attention: John L. Hammond

Gentlemen:

   I understand that as a director of Universal Foods Corporation (the "Company") I am eligible to participate in the Universal Foods Corporation Amended and Restated Directors' Deferred Compensation Plan, as amended and restated (the "Restated Plan") a copy of which has been furnished to me.

   This document constitutes:

ELECTION

[_]An Initial Election under Paragraph 5(a) of the Restated Plan.
  By checking this box I hereby elect to participate in the Restated Plan, and to be bound by the terms and conditions of the Restated Plan. I hereby elect to defer receipt of the Director Fees to which I become entitled in the future as set forth under "PLAN ELECTIONS" on page 2.
   Complete all items under "PLAN ELECTIONS" on page 2 and sign and date this form on page 3.

[_]A Subsequent Election under Paragraph 5(b) of the Restated Plan (in which case this Subsequent Election amends and supersedes my Initial Election and any prior Subsequent Elections I may have made). I hereby elect to defer receipt of the Director Fees to which I become entitled in the future as set forth under "PLAN ELECTIONS" on page 2.
  Complete all items under "PLAN ELECTIONS" on page 2 (even if some of the information has not changed) and sign and date this form on page 3.

                                      OR

TERMINATION OF PARTICIPATION

[_]I hereby terminate my participation in the Restated Plan as provided in
   Paragraph 19 of the Restated Plan.
  Sign and date this form on page 3.

                                PLAN ELECTIONS

A. Deferral Portion (Restated Plan Paragraph 5(a)(i)):

   I hereby elect to defer (circle one)

       10%     20%     30%     40%     50%     60%     70%     80%     90%     100%

   of the Director Fees to which I become entitled in the future.

B. Plan Allocation (Restated Plan Paragraph 5(a)(ii)):

   I hereby elect to allocate the amount deferred above as follows:
   (circle one in each row; total must equal 100%)

 Cash Subaccount   0%  10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
 Stock Subaccount  0%  10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

C. Distribution Election (Restated Plan Paragraph 10):

   I hereby elect to have the balance in my Account paid to me in accordance with the following payment election:

[_]In a lump sum on January 31 of the first calendar year after my Cessation of Service (as defined in the Restated Plan), or on January 31 of any calendar year thereafter to be designated by me before my Cessation of Service (as defined in the Restated Plan).

[_]In five (5) consecutive annual installments commencing on January 31 of the first calendar year after my Cessation of Service (as defined in the Restated Plan).

   I understand that if I do not elect any payment option the balance in my Account will be paid in a lump sum on January 31 of the first calendar year after my Cessation of Service (as defined in the Restated Plan).

D. Beneficiary Designation (Restated Plan Paragraph 13):

   I hereby designate the following named beneficiaries to receive all the funds in my Deferred Compensation Account which may remain unpaid at my death:

                                              Percent (must
    Name of Beneficiary  Address Relationship  total 100%)
-----------------------------------------------------------

-----------------------------------------------------------

(attach additional sheet if necessary)

If no beneficiary designation is made, I understand that the balance in my Account will be paid to my estate.

   I understand that the elections and directions contained herein supersede any prior elections and directions I may have made in the past and shall remain effective until I file a Subsequent Election changing any of the elections or directions contained herein or terminating my participation in the Restated Plan.

Dated

                                          Very truly yours,

                                          -------------------------------------
                                          Director

                                          UNIVERSAL FOODS CORPORATION

                                          By: _________________________________
                                          Secretary

                                                                     Appendix C

                          UNIVERSAL FOODS CORPORATION

                          INCENTIVE COMPENSATION PLAN
                        FOR ELECTED CORPORATE OFFICERS

     Adopted by the Compensation and Development Committee on November 11,
            1999Approved by the Shareholders on             , 2000

I. THE PLAN

   The name of this Plan is the Universal Foods Corporation Incentive Compensation Plan for Elected Corporate Officers. The purpose of this Plan is to promote the interests of the shareholders and to provide incentive to the Chairman, President, Chief Executive Officer, Corporate Vice Presidents, Secretary, Treasurer, Controller and Division Presidents ("elected corporate officers") of the Company for contributions to the profitability of the Company. It is separate and distinct from the other Company incentive plans currently in effect. It is intended that Bonus Awards paid under this Plan constitute "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code.

II. DEFINITIONS

   In this Plan, the following terms used will have the following definitions:

     A. "Board of Directors" means the Board of Directors of Universal Foods Corporation.

     B. "Bonus Award" means an award, either paid currently or paid on a deferred basis, as the result of the operation of this Plan.

     C. "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time.

     D. "Committee" means the committee provided for in Section III.

     E. "Company" means Universal Foods Corporation.

     F. "Earnings Per Share" means the Company's consolidated, fully diluted earnings per share for the fiscal year in question as reported on its audited financial statements for such year. In the event of any dispute or disagreement regarding the calculation of Earnings Per Share, the matter will be submitted to the Independent Auditors, whose determination will be final and binding on the parties.

     G. "Fiscal Year Salary" of any Participant means the base pay earned by such Participant during the period October 1 through September 30 of each Company operating year, exclusive of any incentive compensation or supplemental payments by the Company.

     H. "Independent Auditors" means, with respect to any fiscal year, the independent public accountants appointed by the Board of Directors to certify to the Board of Directors the financial statements of the Company.

     I. "Participant" means any elected corporate officer of the Company.

     J. "Performance Goals" means the Earnings Per Share targets and related percentages of the percent of Fiscal Year Salary which determine the amount of any Bonus Award for any fiscal year, as established by the Committee pursuant to Section IV.

     K. "Plan" means this Incentive Compensation Plan.

     L. "Regulations" means the final, temporary and/or proposed Treasury Regulations promulgated under Section 162(m) of the Code and any other Rulings or interpretative pronouncements promulgated by the Internal Revenue Service with respect to Section 162(m) of the Code, as in effect from time to time.

III. COMMITTEE

   A. The Board of Directors has appointed and shall continue to appoint and keep in existence a Compensation and Development Committee composed of at least three members of the Company's Board of Directors, each of whom constitutes an "outside director" within the meaning of Section 162(m) of the Code and the Regulations. This Committee shall be known as the "Committee" and shall have full power and authority to interpret and administer the Plan in accordance with its terms (provided that, except as provided in Sections V. B. and VI. B. hereof, the Committee shall have no authority or discretion to establish the amount of any Bonus Award in any amount other than the "Planned Amount" (as hereinafter defined)).

   B. The Board of Directors may, from time to time, remove members from the Committee or add members thereto, and vacancies on the Committee, however caused, shall be filled by action of the Board of Directors; provided, that no person shall be appointed to the Committee who does not qualify as an "outside director" (as defined in the preceding paragraph A).

IV. ESTABLISHMENT OF PERFORMANCE GOALS

   A. Not later than the 90th day of each fiscal year of the Company, the Committee shall establish and adopt Performance Goals for such fiscal year. Such Performance Goals shall include: (a) a range of Earnings Per Share targets for such fiscal year; (b) for each such Earnings Per Share target a percentage of the percent of Fiscal Year Salary that is to be paid to a Participant as a Bonus Award under this Plan if such Earnings Per Share target is achieved; and (c) the respective percent of Fiscal Year Salary that may be paid to a Participant as a Bonus Award under this Plan.

   B. Once the Performance Goals have been established for any fiscal year in accordance with the foregoing paragraph, they shall not be subject to modification or adjustment for any reason.

V. PLAN PARTICIPATION; PARTIAL YEAR PARTICIPATION

   A. Subject to Section VI. E. below, the persons entitled to participate in this Plan for any fiscal year of the Company are those persons who, at any time during such fiscal year, held a position as an elected corporate officer of Company.

   B. If any person serves as an elected corporate officer, and therefore is eligible to be a Participant, for less than 100% of any fiscal year, then any Bonus Award otherwise payable to such person hereunder for such fiscal year shall nonetheless be payable in full (subject to Section VI. E. below), unless the Committee in its discretion determines that the amount of such Bonus Award should be reduced to reflect such officer's service for less than the entire fiscal year, in which event the Bonus Award payable to such Participant shall be reduced to the extent so determined by the Committee. The amount of such reduction shall not be subject to the limitations on discretionary reductions imposed under Section VI. B. below.

VI. DETERMINATION AND PAYMENT OF BONUS AWARDS

   A. Subject to the following Paragraphs B, C and E. of this Section VI, the amount of the Bonus Award payable to a Participant for any fiscal year under this Plan shall be an amount equal to the percentage of the specified percent of such Participant's Fiscal Year Salary for such fiscal year that corresponds to the Earnings Per Share target achieved by the Company for such fiscal year, as set out in the Performance Goals. The dollar amount of any Bonus Award determined under this Paragraph A. is referred to herein as the "Planned Amount."

   B. The Committee may in its discretion reduce the Bonus Award for any Participant or Participants for any fiscal year to an amount less than the Planned Amount if the Committee, in its discretion, determines such reduction to be appropriate, taking into consideration such factors as the Committee deems appropriate. In no event, however, shall any Bonus Award be reduced under this Section VI. B. to less than eighty percent (80%) of the Planned Amount. Discretionary reductions in Bonus Awards under this Paragraph B. may be made in different amounts or percentages for different Participants, and may be based on considerations unique to a particular Participant and/or considerations affecting the Company or all Participants generally. Under no circumstances shall the Committee have any discretion to increase any Bonus Award to an amount greater than the Planned Amount.

   C. Notwithstanding the Performance Goals and the Planned Amounts, in no event shall any Bonus Award payable to any one Participant under this Plan for any fiscal year exceed $1,500,000.

   D. All Bonus Awards for any fiscal year shall be paid no later than thirty
(30) days after the Company files its Form 10-K with the Securities and Exchange Commission for such year.

   E. No Bonus Award for a fiscal year shall be paid to a Participant whose employment with the Company terminates (regardless of the reason for or circumstances of that termination) prior to the time that Bonus Awards for such year are paid.

VII. SHAREHOLDER APPROVAL OF THE PLAN

   This Plan shall become effective only after it has been submitted to and approved by a separate vote of the shareholders of the Company, by the affirmative vote of a majority of the votes cast thereon. Until such approval has been obtained, no Participant shall be entitled to be paid any Bonus Award hereunder. The particular Performance Goals established for any fiscal year need not be approved by the shareholders. Once such shareholder approval is obtained, no further shareholder approval shall be required in any subsequent fiscal year until and unless required by the Code or the Regulations. If any material term of the Plan is changed, such that reapproval by the shareholders is required under the Code or the Regulations, then no Bonus Awards shall be payable to any Participant hereunder until such reapproval has been duly obtained.

VIII. SUCCESSORS AND ASSIGNS

   A. If the Company sells, assigns or transfers all or substantially all of its business and assets to any person, excluding affiliates of the Company, or if the Company merges into or consolidates or otherwise combines with any person which is a continuing or successor entity, then the Company shall assign all of its right, title and interest in this Plan as of the date of such event to the person which is the acquiring or successor corporation, and such person(s) shall assume and perform from and after the date of such assignment all of the terms, conditions and provisions imposed by this Plan upon the Company.

   B. In the case of such an assignment and assumption, all further rights, as well as all other obligations of the Company under this Agreement, thenceforth shall cease and terminate and thereafter the expression "the Company" wherever used herein shall be deemed to mean such successor person(s).

IX. COORDINATION WITH CHANGE OF CONTROL EMPLOYMENT AND SEVERANCE AGREEMENTS

   If any Participant is a party to a Change of Control Employment and Severance Agreement with the Company ("Change of Control Agreement"), it is the intent of the Company that, if such Change of Control Agreement becomes effective as a result of a Change of Control (as defined therein) of the Company, while the Participant continues to be employed by the Company under
Section 4 of the Change of Control Agreement such Participant shall not be entitled to receive, for the same fiscal year, a Bonus Award under this Plan as well as a bonus under Section 4(b)(ii) of his or her Change of Control Agreement. Accordingly, for example, any Bonus Award payable to any such Participant under this Plan with respect to the fiscal year in which a Change of Control occurs shall be reduced by the amount of any bonus to which such Participant is entitled, for or in respect of the same fiscal year, under
Section 4(b)(ii) of his or her Change of Control Agreement.

X. PLAN AMENDMENTS, DISCONTINUANCE

   The Board of Directors may amend, suspend or discontinue this Plan at any time, provided that the Performance Goals and the method by which the amount of Bonus Award is determined may not be altered for any fiscal year after the Performance Goals for such year have been established; and provided further, that the Plan may not be suspended or discontinued for any fiscal year after the Performance Goals have been established for such year.

                          UNIVERSAL FOODS CORPORATION

                          INCENTIVE COMPENSATION PLAN
                         FOR ELECTED CORPORATE OFFICERS

                               PERFORMANCE GOALS
                             Fiscal Year 1999-2000

                                   % of % of Fiscal Year
                  EPS Target   Salary Payable as Bonus Award
------------------------------------------------------------
------------------------------------------------------------
------------------------------------------------------------
------------------------------------------------------------
------------------------------------------------------------
------------------------------------------------------------
------------------------------------------------------------
------------------------------------------------------------
------------------------------------------------------------
------------------------------------------------------------

                     Title                     % of Fiscal Year Salary
----------------------------------------------------------------------
  Chairman, President, Chief Executive
   Officer
----------------------------------------------------------------------
  Vice President and Group Executive
----------------------------------------------------------------------
  Vice President and Chief Financial Officer
----------------------------------------------------------------------
  Vice President--Administration
----------------------------------------------------------------------
  Division President
----------------------------------------------------------------------
  Other Corporate Vice Presidents, Secretary,
  Treasurer, Controller

[Logo]

UNIVERSAL FOODS CORPORATION
433 East Michigan Street
Milwaukee, Wisconsin 53202

Notice of Annual Meeting
To be Held January 27, 2000


December 1999




Dear Fellow Shareholder:

You are invited to attend the Annual Meeting of Shareholders of Universal Foods Corporation. The meeting will be held on Thursday, January 27, 2000, at 2:00 p.m. at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin. Directions to the meeting and a map are provided on the reverse side of this letter.

We hope that you will be able to join us at the meeting to review the year and take a look at what the future holds for our company. In addition, the business to be transacted is: (i) to elect three directors of the Company as described in the accompanying Proxy Statement; (ii) to approve the Universal Foods Corporation 1999 Non-Employee Director Stock Option Plan to provide for the annual grant of non-statutory stock options to non-employee directors of the Company; (iii) to approve an amendment to the Directors' Deferred Compensation Plan which provides for deferral of director fees into Company stock; (iv) to approve an amendment to the Management Incentive Plan for Elected Officers to qualify the plan under Section 162(m) of the Internal Revenue Code; and (v) to ratify the appointment of Deloitte & Touche LLP, certified public accountants, as the independent auditors of the Company for fiscal 2000.

Whether or not you plan to attend, it is important that you exercise your right to vote as a shareholder. Please indicate your vote on the proxy card below, sign and date the card, detach it from this letter and return it promptly to Corporate Election Services, Inc., our independent proxy tabulator, in the envelope provided. Be assured that your votes are completely confidential.

We look forward to seeing you at the meeting. On behalf of the officers and directors of Universal Foods Corporation, we want to thank you for your continued support and confidence.

Sincerely,

/s/ Kenneth P. Manning

Kenneth P. Manning
Chairman, President and Chief Executive Officer

================================================================================

UNIVERSAL FOODS CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 27, 2000

The undersigned constitutes and appoints KENNETH P. MANNING, and JOHN L. HAMMOND, and each of them, with full power of substitution, the true and lawful Proxies of the undersigned, to represent and vote, as designated below, all shares of Common Stock of Universal Foods Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Thursday, January 27, 2000, 2:00 p.m. Central Standard Time, and at any adjournment thereof:

1.  Election of Directors   [ ] FOR all nominees listed   [ ] WITHHOLD authority
                                below (except as marked       to vote for all
                                to the contrary below).       nominees listed
                                                              below.

        John F. Bergstrom,    William V. Hickey,    Kenneth P. Manning

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

          ----------------------------------------------------------

2. Proposal to approve the Universal Foods Corporation 1999 Non-Employee Director Stock Option Plan to provide for the annual grant of non-statutory stock options to non-employee directors of the Company.

    [ ] For [ ] Against    [ ] Abstain

3. Proposal to approve an amendment to the Directors' Deferred Compensation Plan which provides for deferral of director fees into Company stock.

    [ ] For [ ] Against    [ ] Abstain

4. Proposal to approve an amendment to the Management Incentive Plan for Elected Officers to qualify the plan under Section 162(m) of the Internal Revenue Code.

    [ ] For [ ] Against    [ ] Abstain

5. Proposal to ratify the appointment of Deloitte & Touche LLP, certified public accountants, as the independent auditors of the Company for fiscal 2000.

    [ ] For [ ] Against    [ ] Abstain

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" ITEMS 2, 3, 4 AND 5.

================================================================================

UNIVERSAL FOODS        [AREA MAP OF SHAREHOLDERS' MEETING LOCATION AND PARKING]
CORPORATION


ANNUAL MEETING
OF SHAREHOLDERS

JANUARY 27, 2000
AT 2:00 P.M.





PLEASE FOLD HERE BEFORE DETACHING PROXY CARD
-------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2, 3, 4 AND 5.

                                              The undersigned acknowledges
                                              receipt of the Notice of said
                                              Annual Meeting and the
                                              accompanying Proxy Statement and
                                              Annual Report.

                                              Dated: _________________________

                                              Signed _________________________

                                                     _________________________
                                                     (Please print name)

                                              NOTE: Please sign exactly as your
                                              name appears on your stock
                                              certificate. Joint owners should
                                              each sign personally. A
                                              corporation should sign its full
                                              corporate name by duly authorized
                                              officers and affix its corporate
                                              seal. When signing as attorney,
                                              executor, administrator, trustee
                                              or guardian, give full title as
                                              such.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIVERSAL FOODS CORPORATION.

UNIVERSAL FOODS                [AREA MAP OF SHAREHOLDERS MEETING & PARKING]
CORPORATION


ANNUAL MEETING
OF SHAREHOLDERS

JANUARY 27, 2000         Convenient Free Parking
AT 2:00 P.M.





PLEASE FOLD HERE BEFORE DETACHING PROXY CARD
-------------------------------------------------------------------------------

SAVINGS PLAN -- 401(k)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2, 3, 4 AND 5.

                                              The undersigned acknowledges
                                              receipt of the Notice of said
                                              Annual Meeting and the
                                              accompanying Proxy Statement and
                                              Annual Report.

                                              Dated: _________________________

                                              Signed _________________________

                                                     _________________________
                                                     (Please print name)

                                              NOTE: Please sign exactly as your
                                              name appears on your stock
                                              certificate. Joint owners should
                                              each sign personally. When signing
                                              as attorney, executor,
                                              administrator, trustee or
                                              guardian, give full title as such.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIVERSAL FOODS CORPORATION.

UNIVERSAL FOODS                [AREA MAP OF SHAREHOLDERS MEETING & PARKING]
CORPORATION


ANNUAL MEETING
OF SHAREHOLDERS

JANUARY 27, 2000         Convenient Free Parking
AT 2:00 P.M.





PLEASE FOLD HERE BEFORE DETACHING PROXY CARD
-------------------------------------------------------------------------------

EMPLOYEE STOCK OWNERSHIP PLAN (ESOP)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2, 3, 4 AND 5.

                                              The undersigned acknowledges
                                              receipt of the Notice of said
                                              Annual Meeting and the
                                              accompanying Proxy Statement and
                                              Annual Report.

                                              Dated: _________________________

                                              Signed _________________________

                                                     _________________________
                                                     (Please print name)

                                              NOTE: Please sign exactly as your
                                              name appears on your stock
                                              certificate. Joint owners should
                                              each sign personally. When signing
                                              as attorney, executor,
                                              administrator, trustee or
                                              guardian, give full title as such.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIVERSAL FOODS CORPORATION.